                                  SCHEDULE 14C
                                 (RULE 14C-101)
                 INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

/X/ Preliminary Information Statement       / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14c-5(d)(2))
/ / Definitive Information Statement

                              FORD HOLDINGS, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14c-5(g).

/X/ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

   (1) Title of each class of securities to which transaction applies:

       Common Stock, $1.00 par value              Flexible Rate Auction Preferred Stock
       Flexible Rate Auction Preferred Stock       Series L
         (Exchange) Series A                      Flexible Rate Auction Preferred Stock
       Flexible Rate Auction Preferred Stock       Series M
       (Exchange) Series B                        Flexible Rate Auction Preferred Stock
       Flexible Rate Auction Preferred Stock       Series N
       (Exchange) Series C                        Flexible Rate Auction Preferred Stock
       Flexible Rate Auction Preferred Stock       Series O
       (Exchange) Series D                        Flexible Rate Auction Preferred Stock
       Flexible Rate Auction Preferred Stock       Series P
       (Exchange) Series E                        Series A Cumulative Preferred Stock
       Flexible Rate Auction Preferred Stock      Series B Cumulative Preferred Stock
       (Exchange) Series F                        Series C Cumulative Preferred Stock
       Flexible Rate Auction Preferred Stock      Series D Cumulative Preferred Stock
       (Exchange) Series G
       Flexible Rate Auction Preferred Stock
       (Exchange) Series H
       Flexible Rate Auction Preferred Stock
       (Exchange) Series I
       Flexible Rate Auction Preferred Stock
       (Exchange) Series J
       Flexible Rate Auction Preferred Stock
       (Exchange) Series K

--------------------------------------------------------------------------------

   (2) Aggregate number of securities to which transaction applies: 19,764

--------------------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          Liquidation Preference plus accumulated and unpaid dividends for each share of Preferred Stock.

--------------------------------------------------------------------------------

   (4) Proposed maximum aggregate value of transaction: $1,988,693,000

--------------------------------------------------------------------------------

   (5) Total fee paid: $397,739

--------------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid: $397,739

--------------------------------------------------------------------------------

   (2) Form, Schedule or Registration Statement No.: Schedule 13E-3

--------------------------------------------------------------------------------

   (3) Filing Party: Ford Holdings, Inc.

--------------------------------------------------------------------------------

   (4) Date Filed: October 18, 1995

--------------------------------------------------------------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                       OF
                              FORD HOLDINGS, INC.
                          TO BE HELD NOVEMBER 27, 1995

To the Stockholders of Ford Holdings, Inc.:

    NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of FORD HOLDINGS, INC., a Delaware corporation ("Ford Holdings"), will be held on November 27, 1995, at 9:00 a.m., Eastern Standard Time, at the offices of Ford Motor Company, World Headquarters, The American Road, Dearborn, Michigan 48121, for the following purposes:

        1. To consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of October 16, 1995, between Ford Holdings and Ford Holdings Capital Corporation, a Delaware corporation ("FHC") and a wholly-owned subsidiary of Ford Holdings, pursuant to which: (i) FHC will merge with and into Ford Holdings, with Ford Holdings as the surviving corporation; (ii) each share (other than shares held by holders who properly exercise their rights of appraisal in accordance with Section 262 of the Delaware General Corporation Law) of Ford Holdings Flexible Rate Auction Preferred Stock (Exchange) Series A through K, Flexible Rate Auction Preferred Stock Series L through P, Series A Cumulative Preferred Stock, Series B Cumulative Preferred Stock, Series C Cumulative Preferred Stock and Series D Cumulative Preferred Stock issued and outstanding immediately prior to the effective date of the merger (the "Effective Date") will be converted into the right to receive the $100,000 liquidation preference associated with such share (which is the equivalent of a liquidation preference of $25 for each Depositary Share representing 1/4,000 of a share of Series A through D Cumulative Preferred Stock) plus any accumulated and unpaid dividends thereon through the date of payment; (iii) each share of capital stock of FHC issued and outstanding immediately prior to the Effective Date will be canceled and retired; and (iv) each share of common stock of Ford Holdings ("Ford Holdings Common") issued and outstanding immediately prior to the Effective Date will continue unchanged as a share of common stock of Ford Holdings, the surviving corporation.

        2. To consider and transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    A copy of the Agreement and Plan of Merger appears as Attachment A to, and is described in, the accompanying Information Statement.

    A complete list of stockholders entitled to notice of and to vote at the meeting will be available for inspection by stockholders at the offices of Ford Motor Company, at the address referenced above, during the ten days prior to the meeting and will also be available for inspection at the meeting.

    Under Delaware law, approval of the merger requires the affirmative vote or consent of holders of at least a majority of the shares of outstanding stock of each of FHC and Ford Holdings. Only holders of record as of October 16, 1995, the record date established by the Board of Directors of Ford Holdings, are entitled to notice of and to vote on the merger. As of October 16, 1995, 100% of the Ford Holdings Common, representing 75% of the combined voting power of all classes of capital stock of Ford Holdings, was owned of record by Ford Motor Company ("Ford") and Ford Motor Credit Company ("Ford Credit"). Ford and Ford Credit have indicated their intention to vote in favor of the merger. AS A RESULT, ASSUMING FORD AND FORD CREDIT VOTE IN FAVOR OF THE MERGER, NO VOTE ON THE PART OF ANY OTHER STOCKHOLDER OF FORD HOLDINGS WILL BE NECESSARY TO EFFECTUATE THE MERGER.

                                          By Order of the Board of Directors,

                                          John M. Rintamaki
                                          Secretary

Dearborn, Michigan
October 30, 1995

                              FORD HOLDINGS, INC.
                               THE AMERICAN ROAD
                            DEARBORN, MICHIGAN 48121

                             INFORMATION STATEMENT

    This Information Statement ("Information Statement") is being furnished to the stockholders of Ford Holdings, Inc. ("Ford Holdings" or the "Company") in connection with a Special Meeting of Stockholders to be held November 27, 1995 (the "Special Meeting") to consider and approve the merger of Ford Holdings Capital Corporation, a wholly-owned subsidiary of Ford Holdings ("FHC"), with and into Ford Holdings (the "Merger"). The Merger will be effected pursuant to an Agreement and Plan of Merger, dated as of October 16, 1995, by and between FHC and Ford Holdings, a copy of which is annexed hereto as Attachment A (the "Agreement and Plan of Merger"). This Information Statement is being mailed to stockholders beginning on or about October 30, 1995.

    Under Delaware law, approval of the Merger requires the affirmative vote or consent of holders of at least a majority of the shares of outstanding stock of each of FHC and Ford Holdings. Only holders of record as of October 16, 1995 are entitled to notice of and to vote on the Merger. As of October 16, 1995, 100% of the common stock, $1.00 par value per share (the "Ford Holdings Common"), of Ford Holdings, representing 75% of the combined voting power of all classes of capital stock of Ford Holdings, was owned of record by Ford Motor Company ("Ford") and Ford Motor Credit Company, a wholly-owned subsidiary of Ford ("Ford Credit"). Ford and Ford Credit have indicated their intention to vote in favor of the Merger at the Special Meeting. As a result, assuming Ford and Ford Credit vote in favor of the Merger, no further action on the part of the stockholders of Ford Holdings is necessary to effectuate the Merger. Therefore, this is not a solicitation of proxies. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

    Pursuant to the terms and subject to the conditions of the Agreement and Plan of Merger: (i) FHC will be merged with and into Ford Holdings, with Ford Holdings as the surviving corporation; (ii) each share (other than shares held by holders who properly exercise their rights of appraisal in accordance with
Section 262 of the Delaware General Corporation Law ("DGCL")) of Ford Holdings Flexible Rate Auction Preferred Stock (Exchange) Series A through K, Flexible Rate Auction Preferred Stock Series L through P (the Flexible Rate Auction Preferred Stock (Exchange) Series A through K and the Flexible Rate Auction Preferred Stock Series L through P are hereinafter sometimes referred to collectively as "Flexible Rate Preferred"), Series A Cumulative Preferred Stock ("Series A Preferred"), Series B Cumulative Preferred Stock ("Series B Preferred"), Series C Cumulative Preferred Stock ("Series C Preferred") and Series D Cumulative Preferred Stock ("Series D Preferred," which, together with the Series A Preferred, Series B Preferred and Series C Preferred, is hereinafter sometimes collectively referred to as the "Series A Preferred through Series D Preferred") issued and outstanding immediately prior to the Effective Date (as defined under "The Merger -- Effective Date of the Merger") will be converted into the right to receive the $100,000 liquidation preference associated with such share (which is the equivalent of a liquidation preference of $25 for each Depositary Share representing 1/4,000 of a share of Series A Preferred through Series D Preferred) plus any accumulated and unpaid dividends thereon through the date of payment (the "Merger Consideration"); (iii) each share of capital stock of FHC issued and outstanding immediately prior to the Effective Date will be canceled and retired, and no payment shall be made with respect thereto; and (iv) each share of Ford Holdings Common issued and outstanding immediately prior to the Effective Date will continue after the Effective Date unchanged as a share of common stock of Ford Holdings, the surviving corporation. As a result of the Merger, the holders of the Ford Holdings Common will own 100% of the voting stock of Ford Holdings, and the holders of shares of Flexible Rate Preferred and Series A Preferred through and Series D Preferred (collectively, the "Preferred Stock") will cease to have any ownership interest in Ford Holdings. Under Delaware law, holders of the Preferred Stock are entitled to appraisal rights in connection with the Merger. See "Appraisal Rights."

    It is presently contemplated that the Effective Date of the Merger will be December 30, 1995 and it is anticipated that the Merger Consideration will be paid to holders of record of the Preferred Stock on or about January 4, 1996 (the date on which such holders are anticipated to surrender certificates representing shares of Preferred Stock in exchange for the Merger Consideration).

    The Board of Directors of Ford Holdings (the "Board") has (i) approved the Agreement and Plan of Merger and the transactions contemplated thereby, including the Merger, (ii) determined that the Merger is fair to, and in the best interests of, the stockholders and (iii) recommended that the stockholders of Ford Holdings approve and authorize the adoption of the Agreement and Plan of Merger.
                           -------------------------

          THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON
      THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR
          ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY
                  REPRESENTATION TO THE CONTRARY IS UNLAWFUL.
                           -------------------------

          The date of this Information Statement is October 30, 1995.

                               TABLE OF CONTENTS

INTRODUCTION.........................................................................      1
  The Special Meeting................................................................      1
  Parties to the Merger..............................................................      1
SPECIAL FACTORS......................................................................      1
  Background of and Reasons for the Merger...........................................      1
  Fairness of the Merger.............................................................      2
  Opinion of the Company's Legal Advisors............................................      4
  Certain Other Effects of the Merger................................................      5
  Accounting Treatment of the Merger.................................................      6
  Certain Tax Consequences of the Merger.............................................      6
  Regulatory Requirements............................................................      6
GENERAL..............................................................................      6
  Events Prior to the Merger.........................................................      6
  Plans Following the Merger.........................................................      7
  Voting Rights......................................................................      7
  Recommendation of the Board of Directors...........................................      8
  Interests of Certain Persons in the Merger.........................................      8
  Stockholder Approval of the Merger.................................................      8
THE MERGER...........................................................................      9
  Conversion of Shares of Preferred Stock............................................      9
  Effective Date of the Merger.......................................................      9
  Payment of Merger Consideration....................................................      9
  Amendment and Termination of the Agreement and Plan of Merger......................      9
FINANCING THE TRANSACTION: SOURCES AND AMOUNT OF FUNDS...............................     10
  Amount of Funds....................................................................     10
  Source of Funds....................................................................     10
  Refinancing Plans..................................................................     10
APPRAISAL RIGHTS.....................................................................     11
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.......................................     13
MARKET PRICE AND DIVIDENDS...........................................................     14
  Ford Holdings Common...............................................................     14
  Series A Preferred through Series D Preferred......................................     14
  Flexible Rate Preferred............................................................     14
RECENT PUBLIC OFFERINGS OF PREFERRED STOCK...........................................     15
DIRECTORS AND EXECUTIVE OFFICERS OF FORD HOLDINGS, FHC AND FORD......................     16
  Ford Holdings......................................................................     16
  Ford Holdings Capital Corporation..................................................     17
  Ford...............................................................................     18
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..........................     24
NOTICE OF TERMINATION OF DIVIDEND REINVESTMENT AND STOCK PURCHASE PLANS..............     24
INDEPENDENT PUBLIC ACCOUNTANTS.......................................................     24
FEES AND EXPENSES....................................................................     25
ADDITIONAL INFORMATION...............................................................     25
INCORPORATION BY REFERENCE...........................................................     25
OTHER MATTERS........................................................................     26
ATTACHMENT A -- Agreement and Plan of Merger.........................................    A-1
ATTACHMENT B -- Resolution of Stockholders of Ford Holdings, Inc. ...................    B-1
ATTACHMENT C -- General Corporation Law of Delaware Section 262 Appraisal Rights.....    C-1
ATTACHMENT D -- Opinion of Morris, Nichols, Arsht & Tunnell..........................    D-1

                                  INTRODUCTION

THE SPECIAL MEETING

     The Special Meeting will be held on November 27, 1995, at 9:00 a.m., Eastern Standard Time, at the offices of Ford Motor Company, The American Road, Dearborn, Michigan 48121.

     The purpose of the Special Meeting is to consider and vote upon a proposal to authorize and adopt the Agreement and Plan of Merger, dated as of October 16, 1995, between Ford Holdings and FHC. A copy of the full text of the resolution of the stockholders of Ford Holdings that will be considered and voted upon at the Special Meeting is set forth in Attachment B to this Information Statement. As a result of the Merger, all holders of Preferred Stock will cease to have any equity interest in, or possess any rights as stockholders of, Ford Holdings. See "Special Factors -- Certain Other Effects of the Merger."

     The Board has fixed the close of business on October 16, 1995 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Special Meeting. As of the Record Date, 100% of the Ford Holdings Common, representing 75% of the combined voting power of all classes of capital stock of the Company, was owned of record by Ford and Ford Credit. Holders of Ford Holdings Common are entitled to one vote for each share of Ford Holdings Common held as of the Record Date and holders of Preferred Stock are entitled to 0.0185355 votes per share of Preferred Stock held as of the Record Date. See "General -- Voting Rights." As a result, Ford and Ford Credit, which have indicated their intention to vote in favor of the Merger, have a sufficient number of votes to approve the Merger without the affirmative vote of any other stockholder of Ford Holdings.

     Stockholders have the right to dissent from the Merger and, subject to certain conditions provided under the DGCL, to have the fair value of their shares of Preferred Stock judicially determined and paid to them in cash. See "Appraisal Rights" and Attachment C to this Information Statement.

PARTIES TO THE MERGER

     Ford Holdings was incorporated on September 1, 1989. Ford Holdings' primary activities, conducted through its subsidiaries, consist of consumer and commercial financing operations, insurance underwriting and equipment leasing. Ford Holdings' telephone number is (313) 322-3000. FHC recently was organized under Delaware law by Ford Holdings for the sole purpose of effecting the Merger. FHC has not engaged in any activities except in connection with the Merger. FHC's principal executive offices are located at The American Road, Dearborn, Michigan 48121, and its telephone number is (313) 322-3000. FHC currently has nominal assets and no liabilities, no operating history, and will cease to exist when it is merged with and into Ford Holdings in connection with the Merger.

                                SPECIAL FACTORS

BACKGROUND OF AND REASONS FOR THE MERGER

     Ford Holdings was incorporated for the principal purpose of acquiring, owning and managing certain of the financial services businesses of Ford. These businesses consist principally of the nonautomotive financing businesses which comprise Ford's Financial Services Group -- i.e., consumer and commercial financing operations, insurance underwriting and equipment leasing. These businesses are conducted by Ford Holdings through its wholly-owned subsidiaries, Associates First Capital Corporation and its subsidiaries ("The Associates"), USL Capital Corporation and its subsidiaries ("USL Capital"), The American Road Insurance Company and its subsidiaries ("American Road"), Ford Motor Land Development Corporation and its subsidiaries ("Ford Land"), Ford Leasing Development Company and its subsidiaries ("Ford Leasing") and Ford Holdings Financing, Inc. ("Ford Financing").

     The Associates' primary business activities are consumer finance, commercial finance and insurance underwriting. The Associates conducts its operations primarily through its principal operating subsidiary, Associates Corporation of North America.

     The principal business of USL Capital is the leasing and financing of office and other business and commercial equipment, the leasing and management of rail cars and commercial auto fleets, the leasing and financing of commercial aircraft, industrial and energy facilities, and equipment financing for state and local governments.

     American Road is principally engaged in underwriting insurance with respect to coverages for physical damage on vehicles financed through Ford Credit, credit life and credit disability insurance in connection with retail vehicle financing, and extended service plan products covering vehicle repairs on retail contracts. In addition, Ford Life Insurance Company, a wholly-owned subsidiary of American Road, offers deferred annuities.

     Ford Land's principal business is real estate development. Ford Leasing's principal business is the leasing of dealership facilities to franchised Ford vehicle dealers. Ford Financing's principal business is the leasing of certain commercial assets to Ford.

     All of the outstanding Ford Holdings Common, representing 75% of the combined voting power of all classes of capital stock of the Company, is owned, directly or indirectly, by Ford. The balance of the capital stock, consisting of shares of Preferred Stock, accounts for the remaining 25% of the total voting power; none of the Preferred Stock is held, directly or indirectly, by Ford.

     There are two principal reasons for the Merger, the effect of which will be the cancellation of the Preferred Stock in exchange for an amount in cash equal to the liquidation preference of the Preferred Stock, plus an amount equal to dividends accumulated and unpaid thereon through the date of payment. Through the Merger and resulting cancellation of the Preferred Stock, the Company desires to (1) improve its capital structure by eliminating the relatively high cost of the Preferred Stock and (2) achieve certain tax efficiencies as a result of the consolidation for federal income tax purposes of Ford Holdings with Ford.

     Capital Structure Improvement. As shown under "Market Price and Dividends," the Preferred Stock is relatively expensive capital. The aggregate amount of dividends paid by Ford Holdings on its Preferred Stock in 1994 was approximately $94 million. However, Ford Holdings' pre-tax income from investments aggregated only $45 million in 1994. In the future, it is expected that the Company's Preferred Stock dividend obligations would continue to substantially exceed its investment income. The Merger, therefore, will eliminate this inefficiency inherent in the Company's current capital structure.

     Tax Efficiencies. As a result of the fact that 25% of the total voting power of the capital stock of the Company is held by holders of the Preferred Stock who are persons not affiliated with Ford, Ford Holdings and Ford do not file consolidated income tax returns for federal income tax purposes. This results in tax inefficiencies because Ford Holdings currently pays federal income tax at a maximum marginal rate of 35% and Ford currently pays and is expected in the near future to continue to pay federal income tax at an alternative minimum tax rate of 20%. In addition, any dividend paid by Ford Holdings on the Ford Holdings Common is taxable to Ford and Ford Credit for federal income tax purposes. With the cancellation of the Preferred Stock resulting from the Merger, Ford Holdings will become an indirect wholly-owned subsidiary of Ford, which will permit Ford Holdings to be consolidated with Ford for federal income tax purposes, resulting in its income being taxed at Ford's current lower alternative minimum tax rate of 20% and Ford Holdings being able to pay dividends to Ford and Ford Credit on a tax-free basis.

     Because the Preferred Stock has no redemption provision and because there would be no assurance in an exchange or tender offer of obtaining 100% of the Preferred Stock (which is necessary in order for Ford to obtain 100% voting control of Ford Holdings), the Company has determined that the Merger is the only transaction structure by which the purposes and benefits described above can be effectively achieved.

FAIRNESS OF THE MERGER

     The Board has concluded that the Merger, including the Merger Consideration and the structure of the Merger, is fair to the stockholders of Ford Holdings. This determination is based in large part on the nature of the Preferred Stock and the contractual provisions contained in the Certificates of Designations governing the rights and preferences associated with the Preferred Stock filed with the Secretary of State of the State of

Delaware (the "Certificates of Designations"). Specifically, the Board noted that the Merger, including the Merger Consideration, was contemplated in the Certificates of Designations. As a result, the Board concluded that the terms of the Merger, including the Merger Consideration, were accepted by the holders of the Preferred Stock when they purchased the Preferred Stock.

     The preferences, limitations and relative, participating, optional or other special rights associated with the Preferred Stock are set forth in the respective Certificates of Designations. Unlike the treatment accorded Ford Holdings Common, the Certificates of Designations relating to the Preferred Stock do not provide that the holders of the Preferred Stock are entitled to share in the residual assets of the Company on liquidation. Rather, the Certificates of Designations provide that the holders of the Preferred Stock are entitled only to a specified, stated liquidation value upon a liquidation of the Company. As a result, whereas Ford Holdings Common represents an interest in the residual value of the Company, the Preferred Stock represents only a fixed and defined claim against the Company's earnings and assets.

     The Certificates of Designations provide, and the prospectuses and supplements thereto relating to the issuance of the Preferred Stock explicitly disclosed, that the holders of Preferred Stock will not be entitled to vote as a single class on any merger or consolidation involving the Company, as they otherwise would be entitled, if, as a result of such merger or consolidation, they are paid an amount equal to the Merger Consideration in exchange for their shares. The Board determined that this provision in the Certificates of Designations is a contractual right on the part of the Company, conferred by the holders of the Preferred Stock, to cash out the holders of the Preferred Stock without a class vote by paying them the Merger Consideration.

     Furthermore, with the exception of the Certificate of Designations relating to the Flexible Rate Auction Preferred Stock (Exchange) Series A through K, the Certificates of Designations expressly provide, and the prospectuses and supplements thereto relating to the issuance of the Preferred Stock explicitly disclosed, that in any merger or consolidation of another corporation (including any affiliated corporation) with or into the Company, which merger or consolidation by its terms provides for the payment of only cash to the holders of Preferred Stock, the holders of Preferred Stock will be entitled to receive an amount equal to the Merger Consideration, AND NO MORE. The Board considered this provision to provide further evidence that the holders of the Preferred Stock, who are bound by the terms of such Certificates of Designations, are entitled only to the Merger Consideration.

     The Board also concluded that the liquidation preference set forth in the Certificates of Designations established a significant parameter that limited the maximum amount of the fair value of the Preferred Stock because it constituted notice to potential purchasers of the Preferred Stock that, upon dissolution of the Company, their shares would be canceled for no more than the stated liquidation preference.

     Based upon the foregoing contractual provisions, the Board also concluded that the Merger Consideration is fair to the holders of the Preferred Stock.

     The Board recognized that the nature of preferred stock (i.e., that it represents a fixed claim against the company), which distinguishes it from common stock (which represents an interest in the residual value of a company), would account in large part for the difference, if any, in the market price of the Preferred Stock relative to its stated liquidation preference. Because the Preferred Stock does not represent an interest in the residual value of the Company, the market price for shares of the Preferred Stock is not reflective of any such residual value. Rather, the Preferred Stock trades in the market much like a bond or other debt instrument and the market price generally is a direct function of the interest rate environment at the time the Preferred Stock is traded. That is, the market price of the Preferred Stock reflects the value to the purchaser of an instrument offering the stated return relative to the return offered by other investment options in the market. Put another way, the Preferred Stock may trade at a discount or premium to its liquidation preference to result in a yield consistent with the prevailing market rates of interest. Notwithstanding the fact that the market price of the Preferred Stock may fluctuate with general movements in interest rates, the Board determined that the contractual provisions in the Certificates of Designations limiting a holder's right to receive the Merger Consideration in the event of a merger are controlling for purposes of establishing fair value. Just as a holder in a high interest rate environment would not expect to receive anything less than the Merger

Consideration when his or her Preferred Stock is trading at a discount to the liquidation preference, a holder in a low or moderate interest rate environment should not expect to receive more than the contractually provided for Merger Consideration when his or her Preferred Stock is trading at a premium to the liquidation preference.

     In coming to the conclusions set forth above, the Board relied on the opinion of Morris, Nichols, Arsht & Tunnell ("Morris Nichols"), special Delaware counsel to the Company, with respect to what a court would likely determine the "fair value" of the Preferred Stock to be in an appraisal proceeding under
Section 262 of the DGCL. Morris Nichols indicated in their opinion that, in an appraisal proceeding to determine the "fair value" of the Preferred Stock, a court applying principles of Delaware law would determine the fair value of such shares based principally on the value of the liquidation and dividend rights of the shares. Morris Nichols further indicated that, while the matter is not free from doubt, it is their opinion that the liquidation and dividend rights of the Preferred Stock and the provisions in the Certificates of Designations described above relating to the Merger Consideration would limit the amount of the appraised value of the Preferred Stock to an amount equal to, or not materially different from, the Merger Consideration. See "Opinion of the Company's Legal Advisors."

     As a result of the fundamental distinctions between common stock and preferred stock, such as the Preferred Stock, discussed above, and in reliance on the Morris Nichols opinion, the Board did not believe that the traditional indicia of value commonly associated with common stock were relevant to the determination of the fair value of the Preferred Stock. Therefore, the Board decided that factors such as net book value, going concern value, or historical or current market prices of the Preferred Stock should be given no weight for the purpose of determining the fair value of the Preferred Stock.

     The Merger does not require the approval of at least a majority of the unaffiliated security holders of the Company. The Board determined that the contemplation of such a transaction in the Certificates of Designations was sufficient to ensure the fairness of the Merger to the holders of the Preferred Stock as described in this Information Statement. Specifically, the Board noted that the purchase of the Preferred Stock in light of the provision in the Certificates of Designations providing for the relinquishment of a class vote if the holders of the Preferred Stock received the Merger Consideration in a merger or other consolidation amounted to an acknowledgment by such holders that separate approval of a transaction such as the Merger by unaffiliated stockholders was not necessary.

     Two of the directors of the Company, Messrs. Richardson and Toffey (the "Nonemployee Directors"), are elected solely by the holders of the Preferred Stock. They are the only directors of the Company who are not employees of Ford and are not otherwise affiliated with the Company. Based on the foregoing analysis of the fairness of the Merger Consideration, the Nonemployee Directors did not believe it was necessary to retain an unaffiliated representative to negotiate the Agreement and Plan of Merger or to undertake a separate determination of the fairness of the Merger Consideration. Each of the Nonemployee Directors voted to approve the Agreement and Plan of Merger, and Mr. Richardson, the only director of the Company who owns any Preferred Stock, has indicated his intention to tender his shares in exchange for the Merger Consideration.

OPINION OF THE COMPANY'S LEGAL ADVISORS

     Morris Nichols were retained by the Company to render advice to the Board in connection with the proposed Merger. After the amount of the Merger Consideration to be paid to the holders of the Preferred Stock had been determined by the Company, the Board requested the opinion of Morris Nichols as to the fair value of the Merger Consideration in the context of an appraisal proceeding conducted in accordance with Section 262 of the DGCL. The Board received Morris Nichols' written opinion for consideration at its October 16, 1995 meeting at which the Board approved the Agreement and Plan of Merger. Set forth below is a brief description of the Morris Nichols opinion. Such description does not purport to be complete and is qualified in its entirety by reference to the opinion, which is annexed to this Information Statement as Attachment D. Stockholders are urged to read the Morris Nichols opinion in its entirety, including the assumptions, limitations, and qualifications set forth therein, the matters considered, and the limits of review by Morris Nichols.

     MORRIS NICHOLS WERE ENGAGED FOR THE PURPOSE OF ASSISTING THE BOARD IN ITS CONSIDERATION OF THE TERMS OF THE MERGER AND WERE NOT ENGAGED TO RENDER LEGAL ADVICE TO ANY STOCKHOLDER WITH RESPECT TO HIS OR HER INDIVIDUAL CLAIMS. STOCKHOLDERS WHO HAVE LEGAL QUESTIONS RELATING TO THEIR APPRAISAL RIGHTS OR THE MATTERS SET FORTH HEREIN SHOULD CONSULT THEIR OWN LEGAL ADVISORS.

     Morris Nichols have served as the Company's special Delaware counsel since the Company's inception. As part of their regular services, Morris Nichols are regularly engaged to provide counsel with respect to the DGCL and have been involved in numerous appraisal proceedings under Section 262 of the DGCL. On the basis of their familiarity with the Company, the terms and conditions of the Preferred Stock and their previous experience and reputation, Morris Nichols were chosen by the Board to provide advice regarding what a court would likely determine the "fair value" of the Preferred Stock to be in an appraisal proceeding under Section 262 of the DGCL. However, in rendering their opinion, Morris Nichols indicated that they are not experts in the valuation of corporations or assets or securities thereof, and that their opinion should not be relied upon as purporting to represent such a valuation. The opinion is limited in all respects to matters of Delaware law.

     In rendering their opinion, Morris Nichols reviewed the Agreement and Plan of Merger, the Certificate of Incorporation of Ford Holdings, including the Certificates of Designations of each of the series of Preferred Stock, the prospectuses and supplements thereto relating to the respective issuances of the Preferred Stock, the DGCL and such Delaware case law as they deemed necessary to render the opinion. No limitations were imposed by the Company upon Morris Nichols with respect to the investigations made or the procedures followed by Morris Nichols in rendering their opinion.

     In their opinion, Morris Nichols noted the distinctions, recognized in the Delaware case law, between common stock and nonparticipating preferred stock that is not convertible into common stock. Morris Nichols stated that, in their opinion, where an appraisal proceeding involves shares of preferred stock that are not convertible into and do not participate with common stock with respect to dividends or upon liquidation, as is the case with the Preferred Stock, the valuation methodologies commonly applied in appraisal proceedings involving common stock are largely irrelevant to a determination of the "intrinsic value of the stock" converted in the merger. Morris Nichols went on to state that, in their opinion, the fair value of such preferred stock should be viewed as equivalent to the value of the contract rights and preferences attaching to such shares, including dividend, liquidation, redemption or other preferences and rights. Finally, Morris Nichols concluded that, in their opinion, the provisions of the Certificates of Designations described above relating to the Merger Consideration should be viewed by a court as limiting the fair value of the Preferred Stock in such a proceeding.

     In addition to serving as special Delaware counsel to the Company, Morris Nichols also serve as special Delaware counsel to Ford and Ford Credit. For the two-year period July 1, 1993 through June 30, 1995, Morris Nichols were paid $165,700 for all legal services provided by them to the Company, Ford, Ford Credit, and their subsidiaries. Ford has agreed to reimburse Morris Nichols for their expenses and to indemnify them for certain liabilities.

CERTAIN OTHER EFFECTS OF THE MERGER

     Upon consummation of the Merger, each share of Preferred Stock in respect of which appraisal rights have not been perfected in accordance with Section 262 of the DGCL (a "Converting Share") will be converted into the right to receive the Merger Consideration upon surrender by the holder thereof of the certificate or certificates representing such shares, together with the transmittal letter referred to under "The Merger -- Payment of Merger Consideration." Each share of Preferred Stock in respect of which appraisal rights have been perfected in accordance with Section 262 of the DGCL (a "Dissenting Share") will become the right to pursue appraisal rights in respect of the Preferred Stock under Section 262 of the DGCL. As a result, the present holders of Preferred Stock will cease to have any ownership interest in, or rights as stockholders of, Ford Holdings. The receipt of the Merger Consideration will be a taxable transaction to the holders of the Preferred Stock and, in turn, to the holders of the Depositary Shares representing Series A Preferred through Series D Preferred ("Depositary Shares") for federal income tax purposes and may be taxable for state, local, foreign and other tax purposes. See "Special Factors -- Certain Tax Consequences of the Merger."

     As a result of the Merger, public trading of the Depositary Shares will cease and the registration of the Depositary Shares and the Series A Preferred through Series D Preferred under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), will be terminated. Consequently, Ford Holdings, after the Merger, will be relieved of the duty to file proxy and information statements, and its officers, directors and more than 10% stockholders will be relieved of the reporting requirements under, and the "short swing" profit liability provisions of, Section 16 of the Exchange Act.

     A further result of the Merger is the termination of the Ford Holdings Series A Preferred through Series D Preferred Stock Dividend Reinvestment and Stock Purchase Plans and the Dividend Reinvestment and Stock Purchase Plan of Ford and Ford Holdings offered to registered holders of Ford Series B Cumulative Preferred Stock (collectively, the "Plans"). See "Notice of Termination of Dividend Reinvestment and Stock Purchase Plans."

ACCOUNTING TREATMENT OF THE MERGER

     The Merger will be accounted for as a "purchase," as such term is used under generally accepted accounting principles, for accounting and financial reporting purposes. However, because FHC has only nominal assets and no liabilities, no determination of the fair value of FHC's assets and liabilities will be made for purposes of allocation of the purchase price of such assets and liabilities assumed.

CERTAIN TAX CONSEQUENCES OF THE MERGER

     The receipt of the Merger Consideration by a holder of Preferred Stock (or a holder of Depositary Shares) pursuant to the Merger will be a taxable transaction for federal income tax purposes under the Internal Revenue Code (the "Code"), and may also be a taxable transaction under applicable state, local, foreign and other tax laws.

     In general, a stockholder will recognize gain or loss equal to the difference between the tax basis for the shares of Preferred Stock held by such stockholder and the amount of cash received in exchange therefor. Such gain or loss will be capital gain or loss if the shares of Preferred Stock are capital assets in the hands of the stockholder and will be long-term capital gain or loss if the holding period for the Preferred Stock is more than one year.

     The foregoing discussion may not be applicable to stockholders who are not citizens or residents of the United States or who are otherwise subject to special tax treatment under the Code.

     THE FOREGOING DISCUSSION OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER IS INCLUDED FOR GENERAL INFORMATION ONLY AND IS BASED ON EXISTING TAX LAW AS OF THE DATE OF THIS INFORMATION STATEMENT, WHICH MAY DIFFER ON THE EFFECTIVE DATE. EACH STOCKHOLDER IS URGED TO CONSULT SUCH STOCKHOLDER'S OWN TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

REGULATORY REQUIREMENTS

     Except for those that have already been met or obtained, there are no state or federal regulatory requirements that must be met or approvals that must be obtained in connection with the Merger.

                                    GENERAL

EVENTS PRIOR TO THE MERGER

     Prior to the Effective Date of the Merger, Ford and Ford Holdings are considering a variety of internal corporate transactions leading to the reorganization of certain of Ford's financial services businesses, as described below under "Plans Following the Merger." The reorganization would consolidate all or a substantial portion of the businesses of Ford's Financial Services Group under the ownership of a single legal entity. As part of the reorganization, Ford Holdings would form this single entity as a new, wholly-owned subsidiary ("Newco"), to own all of the outstanding capital stock of The Associates, the outstanding capital stock of USL Capital and/or one or more additional businesses of Ford's Financial Services Group.

PLANS FOLLOWING THE MERGER

     As was announced by Ford on October 12, 1995, Ford is investigating strategic actions with respect to the nonautomotive financing businesses in its Financial Services Group. Although it is too early to predict what, if anything, might result from such investigation, such actions could include the partial or complete sale of USL Capital and the partial sale of The Associates.

     Whether or not any sale of its nonautomotive financing businesses takes place, following the Merger, Ford is contemplating a reorganization of its Financial Services Group that would consolidate all or a substantial portion of those businesses under the ownership of a single legal entity. As described above under "Events Prior to the Merger," the reorganization could include the formation of Newco by Ford Holdings. In addition, following the Merger, it is contemplated that Ford Holdings would recapitalize its existing ownership structure, exchanging Ford Holdings debt and/or preferred stock for a portion of outstanding Ford Holdings Common.

     Following the Merger, Ford and Ford Credit, then being the sole stockholders of Ford Holdings, plan to elect persons as directors of the Company who likely will be employees of Ford or its affiliates and who likely will consist of those persons who are members of the present board of directors of the Company, other than Messrs. Richardson and Toffey, who are not employees of Ford or its affiliates.

VOTING RIGHTS

     The Board has fixed the close of business on October 16, 1995 as the Record Date for the determination of the stockholders entitled to notice of and to vote on the proposed Merger. Accordingly, only holders of record of shares of Ford Holdings Common and Preferred Stock on the Record Date will be entitled to notice of and to vote on the Merger. On the Record Date the following shares of Ford Holdings were issued and outstanding: 1,099 shares of Ford Holdings Common held by Ford and Ford Credit; 8,000 shares of Flexible Rate Auction Preferred Stock (Exchange) Series A through K held by one holder of record; 2,150 shares of Flexible Rate Auction Preferred Stock Series L through N held by one holder of record; 1,000 shares of Flexible Rate Auction Preferred Stock Series O through P held by one holder of record; 2,876.7434 shares of Series A Preferred held by one holder of record; 1,733.7447 shares of Series B Preferred held by one holder of record; 2,002.0842 shares of Series C Preferred held by one holder of record; and 2,001.2790 shares of Series D Preferred held by one holder of record.

     Under Ford Holdings' Certificate of Incorporation, on all matters other than the election of directors as to which stockholders generally have a vote, including the Merger, holders of Preferred Stock have 25% of the voting power and holders of Ford Holdings Common have the remaining 75% of the voting power. Holders of Preferred Stock are entitled to the number of votes determined pursuant to the following formula per $100,000 liquidation preference:

                 X = [(Y divided by .75) minus Y] divided by Z

     X: number of votes per share of Preferred Stock per $100,000 liquidation preference.

     Y: number of shares of Ford Holdings Common outstanding on the Record Date.

     Z: amount equal to sum of the liquidation preference of all outstanding
        Preferred Stock on the Record Date divided by 100,000.

Based on the above formula and the current number of outstanding shares of Ford Holdings Common and Preferred Stock, holders of Preferred Stock are entitled to
0.0185355 votes for each share of Preferred Stock. Holders of Ford Holdings Common are entitled to one vote per share of Ford Holdings Common. Holders of Preferred Stock will vote together as a single class with the holders of shares of Ford Holdings Common in respect of the Merger. The class vote of holders of Preferred Stock referred to under the caption "Special Factors -- Fairness of the Merger" does not apply to the Merger because, in accordance with the terms of the

Certificates of Designations of the Preferred Stock, each holder of Preferred Stock will in connection therewith receive an amount in cash equal to the Merger Consideration.

     Under the terms of depositary agreements among Ford Holdings, Chemical Bank, as depositary, and holders of Depositary Shares, holders of Depositary Shares are entitled to instruct Chemical Bank as to the voting of the shares of Series A Preferred through Series D Preferred represented by the Depositary Shares. Holders of record of Depositary Shares may contact Chemical Bank by calling 1-800-635-5835. Beneficial owners of Depositary Shares may contact the record owner of the Depositary Shares beneficially owned by them with respect to voting such shares.

     Beneficial owners of Flexible Rate Preferred should contact the record owner of such stock beneficially owned by them with respect to voting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     On October 16, 1995, the Board unanimously approved the Agreement and Plan of Merger upon the recommendation of the officers of Ford Holdings to pursue the Merger in accordance with the terms of the Agreement and Plan of Merger. The terms of the Agreement and Plan of Merger were approved by the Board, which concluded that the terms of the Merger, including the Merger Consideration, are fair to and in the best interests of Ford Holdings and its stockholders, and the Board recommended that the stockholders approve and adopt the Agreement and Plan of Merger.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

     The current Board consists of Elizabeth S. Acton, John M. Devine, S. I. Gilman, Malcolm S. Macdonald, David N. McCammon, Dean E. Richardson, H. James Toffey, Jr. and Kenneth Whipple. With the exception of Messrs. Richardson and Toffey, all of the Directors are officers and/or employees of Ford and Messrs. McCammon and Whipple are directors of Ford Credit. See "Directors and Executive Officers of Ford Holdings and Ford."

STOCKHOLDER APPROVAL OF THE MERGER

     The presence, in person or by proxy, of holders of a majority of the issued and outstanding shares of stock of Ford Holdings entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Under
Section 251 of the DGCL, authorization and approval of the Agreement and Plan of Merger and the Merger require the affirmative vote or consent of the holders of at least a majority of the voting power of the outstanding stock of each of Ford Holdings and FHC. Only holders of record as of the Record Date are entitled to notice of and to vote at the Special Meeting. Accordingly, any failure to vote in favor of the Merger, including any abstention or broker nonvote, will have the same effect as a vote against the Merger. Ford and Ford Credit, the holders of capital stock representing more than a majority of the combined voting power of all classes of capital stock of Ford Holdings outstanding, have indicated their intention to attend the Special Meeting and to vote in favor of the Agreement and Plan of Merger and the Merger at the Special Meeting. See "General -- Voting Rights." As a result, assuming Ford and Ford Credit attend the Special Meeting and vote in favor of the Merger, a quorum will be present for the transaction of business at the Special Meeting and no further action on the part of any other stockholder of Ford Holdings will be necessary to effectuate the Merger.

     FORD HOLDINGS, FORD AND FORD CREDIT ARE NOT ASKING HOLDERS OF PREFERRED STOCK FOR A PROXY TO VOTE THEIR SHARES AT THE SPECIAL MEETING AND SUCH HOLDERS ARE REQUESTED NOT TO SEND A PROXY.

                                   THE MERGER

     Set forth below is a brief description of the material features of the Merger. Such description does not purport to be complete and is qualified in its entirety by reference to the Agreement and Plan of Merger annexed hereto as Attachment A.

CONVERSION OF SHARES OF PREFERRED STOCK

     If the Merger is consummated, each Converting Share of Preferred Stock issued and outstanding immediately prior to the Effective Date shall be converted into and become a right to receive an amount equal to the liquidation preference associated therewith ($100,000 per share of Preferred Stock or $25 per Depositary Share) plus an amount equal to accumulated and unpaid dividends thereon through the date of payment (the "Merger Consideration"). Each share of Ford Holdings Common issued and outstanding immediately prior to the Effective Date shall continue after the Effective Date unchanged as a share of common stock of Ford Holdings, the surviving corporation of the Merger. Each share of common stock of FHC issued and outstanding immediately prior to the Effective Date shall be canceled and retired, and no payment shall be made with respect thereto.

EFFECTIVE DATE OF THE MERGER

     If the Agreement and Plan of Merger is not terminated as provided for therein, the Merger will become effective on the date and at the time set forth in the Certificate of Merger to be filed with the Secretary of State of the State of Delaware (the "Effective Date"). It is presently contemplated that the Certificate of Merger will provide for an Effective Date and time of December 30, 1995 at 12:01 a.m.

PAYMENT OF MERGER CONSIDERATION

     The Agreement and Plan of Merger provides that, from and after the Effective Date, The Bank of New York, in the case of Flexible Rate Preferred, and Chemical Bank, in the case of the Series A Preferred through Series D Preferred (the "Payment Agents") shall act as payment agents in effecting the payment of the Merger Consideration. If the Merger is consummated as contemplated in the Agreement and Plan of Merger, after the Effective Date (anticipated to be December 30, 1995) the Payment Agents will, upon surrender by a holder of record on the Effective Date of the certificate or certificates representing such holder's shares of Preferred Stock, together with a completed letter of transmittal in a form to be provided to such holder ("Transmittal Letter"), pay by bank check or, at the Payment Agent's option, wire transfer of immediately available funds to such holder the Merger Consideration multiplied by the number of Converting Shares represented by the certificate or certificates surrendered. With respect to the Depositary Shares, other than those constituting Dissenting Shares, the applicable Payment Agent will pay the Merger Consideration for the Series A Preferred through Series D Preferred to the Depositary under the Deposit Agreements relating to the Series A Preferred through Series D Preferred against surrender of the certificates representing such shares, together with a completed Transmittal Letter. Pursuant to such Deposit Agreements, the Depositary will pass through to the holders of the Depositary Shares their proportionate share of the Merger Consideration against surrender of the depositary receipts representing such shares, together with a completed Transmittal Letter.

     From and after the Effective Date, holders of certificates theretofore evidencing Converting Shares shall cease to have any rights as stockholders of Ford Holdings. From and after the Effective Date and to the date of payment of the Merger Consideration, until surrendered as set forth above, each certificate theretofore representing Converting Shares shall represent solely the right to receive the Merger Consideration multiplied by the number of shares represented by such certificate, without any interest thereon.

AMENDMENT AND TERMINATION OF THE AGREEMENT AND PLAN OF MERGER

     The Agreement and Plan of Merger provides that, to the extent provided by law, the Agreement and Plan of Merger may be amended, modified, or supplemented at any time prior to the Effective Date whether prior to or subsequent to the approval of the stockholders of Ford Holdings with respect to any of the terms contained therein, except the terms of the conversion of the Converting Shares into the right to receive the Merger Consideration as provided therein. The Agreement and Plan of Merger may be postponed or terminated, and the transaction contemplated thereby abandoned upon the mutual agreement of Ford Holdings and FHC to postpone or terminate the Merger at any time prior to the Effective Date for any reason. The Agreement and Plan of Merger further provides that in the event of any termination of the Agreement and Plan of Merger, the Agreement and Plan of Merger shall cease and terminate, the Merger as provided for therein shall not be consummated and neither Ford Holdings nor FHC shall have any liability under the Agreement and Plan of Merger of any nature whatever, including any liability to any stockholder of any party to the Agreement and Plan of Merger.

             FINANCING THE TRANSACTION: SOURCES AND AMOUNT OF FUNDS

AMOUNT OF FUNDS

     The aggregate amount of Merger Consideration to be paid to holders of Preferred Stock, assuming no holder dissents from the Merger, is estimated to be $1,988,693,000. Of this amount, $1,976,400,000 constitutes the aggregate liquidation preference of the Preferred Stock and $12,293,000 constitutes the estimated aggregate amount of dividends that will or would otherwise accumulate from the dividend payment date for each series of Preferred Stock next preceding December 30, 1995 (the anticipated Effective Date of the Merger) through January 4, 1996 (the date on which record owners of the Preferred Stock are anticipated to surrender certificates representing such stock).

SOURCE OF FUNDS

     Cash on Hand. Ford Holdings intends to pay the Merger Consideration primarily from cash on hand and bank loans. As of September 30, 1995, Ford Holdings had cash and marketable securities in the amount of $759,014,242 and expects to have not less than $500,000,000 on December 30, 1995.

     Bank Loans. Ford Holdings presently is negotiating with Morgan Guaranty Trust Company of New York (the "Bank") a loan agreement under which the Bank will commit to lend to Ford Holdings approximately $1,500,000,000. Any loans under the loan agreement would mature no later than 364 days after the date of the agreement. Loans will bear interest at the London Interbank Offered Rate for one, two, three or six-month deposits in U.S. dollars, plus 0.12 percentage points. The loans will be fully guaranteed by Ford.

     Events of default under the loan agreement will include (i) default in the payment of principal or interest for a period of five business days, (ii) default in most nonpayment covenants for a period of 30 days after receipt of written notice thereof and in other nonpayment covenants for a period of 90 days after receipt of written notice thereof, (iii) breach of a representation and warranty, (iv) certain bankruptcy defaults, (v) a material "Reportable Event" under the Employee Retirement Income Security Act of 1974 occurs with respect to a Ford employee benefit plan, (vi) certain cross-defaults to borrowings of $5,000,000 or more, (vii) a change in control of Ford and (viii) the Ford guarantee no longer being in full force and effect.

REFINANCING PLANS

     As described under "General -- Plans Following the Merger," Ford is investigating strategic actions with respect to its nonautomotive financing businesses, which actions could include the partial or complete sale of USL Capital and the partial sale of The Associates. In the event Ford Holdings completes any such sale, Ford Holdings intends to use the proceeds therefrom to repay the bank loans described above. If no such sale occurs or if proceeds from any such sales are insufficient to repay the bank loans, Ford intends to either lend or contribute to Ford Holdings funds sufficient to repay the bank loans.

                                APPRAISAL RIGHTS

     Under Section 262 of the DGCL ("Section 262"), if the Merger is consummated as contemplated in the Agreement and Plan of Merger, holders of shares of Preferred Stock are entitled to appraisal rights with respect to such shares. A record holder of shares of Preferred Stock who makes the demand described below with respect to such shares, who continuously is the record holder of such shares through the Effective Date, who otherwise complies with Section 262 and who neither votes in favor of the Merger nor consents thereto in writing will be entitled to have the "fair value" of his or her Preferred Stock at the Effective Date (exclusive of any element of value arising from the accomplishment or expectation of the Merger) judicially determined and paid to him or her in cash by complying with the provisions of Section 262. Ford Holdings is required to send a notice to that effect to each holder of Preferred Stock not less than 20 days prior to the Special Meeting. This Information Statement constitutes such notice. Within ten days after the Effective Date, Ford Holdings must also provide notice of the Effective Date to all holders who have complied with
Section 262.

     The following is a brief summary of Section 262 which sets forth the procedures for dissenting from the Merger and demanding statutory appraisal rights. This summary is not a complete statement of the law relating to appraisal rights and is qualified in its entirety by reference to Section 262, a copy of which is annexed hereto as Attachment C. This discussion and Attachment C should be reviewed carefully by any holder who wishes to exercise statutory appraisal rights or who wishes to preserve the right to do so, as failure to comply with the procedures set forth herein and therein will result in the loss of appraisal rights.

     Holders of record of Preferred Stock who desire to exercise their appraisal rights must satisfy each of the following conditions. A written demand for appraisal must be delivered to Ford Holdings before the taking of the vote on the Merger at the Special Meeting and the holder of the shares with respect to which appraisal is sought must not vote in favor of nor consent to the Merger. STOCKHOLDERS WHO ELECT TO EXERCISE APPRAISAL RIGHTS SHOULD MAIL OR DELIVER THEIR WRITTEN DEMAND TO: FORD HOLDINGS, INC., ROOM 1187, THE AMERICAN ROAD, DEARBORN, MICHIGAN 48121, ATTENTION: JOHN M. RINTAMAKI, SECRETARY. The written demand for appraisal should specify the stockholder's name and mailing address, the number and class of shares of Preferred Stock owned, and that the stockholder is thereby demanding appraisal of his or her shares. A proxy or vote against the Merger will not by itself constitute such a demand.

     A demand for appraisal must be executed by or for the stockholder of record, fully and correctly, as such stockholder's name appears on the certificates for shares of the Preferred Stock. If such shares are owned of record in a fiduciary capacity, such as by trustee, guardian or custodian, such demand must be executed by the fiduciary. If such shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, such demand must be executed by all owners. An authorized agent, including an agent for two or more owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner(s) and expressly disclose that, in exercising the demand, such person is acting as agent for the record owner(s).

     A record owner, such as a broker or depositary, who holds shares of Preferred Stock as a nominee for others, may exercise appraisal rights with respect to shares held for all or less than all beneficial owners of shares as to which the holder is the record owner. In such case, the written demand must set forth the number of shares covered by such demand. Where the number of shares is not expressly stated, the demand will be presumed to cover all shares outstanding in the name of such record owner. Beneficial owners who are not record owners and who intend to exercise appraisal rights should instruct the record owner to comply strictly with the statutory requirements with respect to the exercise of appraisal rights before the Special Meeting.

     A holder of shares of Preferred Stock in "street name" who desires appraisal rights with respect to such shares must take such actions as may be necessary to ensure that a timely and proper demand for appraisal is made by the record owner of such shares. Holders of Depositary Shares representing Series A Preferred through Series D Preferred who desire appraisal rights must notify and instruct the Depositary (Chemical Bank) with respect thereto. Such notice should be sent via registered mail to Chemical Bank, 450 West 33rd Street, 15th Floor, New York, New York 10001, Attention: Martin J. Curran, Vice President. Shares of Preferred Stock held through brokerage firms, banks and other financial institutions are frequently deposited with and held of record in the name of the nominee of a central security depository, such as Cede & Co.,

Kray & Co. and Philadep & Co. and others. Any holder of shares of Preferred Stock desiring appraisal rights with respect to such shares who held his or her shares through a brokerage firm, bank or other financial institution is responsible for ensuring that the demand for appraisal is made by the record holder thereof. The stockholder should instruct such firm, bank or institution that the demand for appraisal must be made by the record holder of the shares, which might be the nominee of a central security depository if the shares have been so deposited. As required by Section 262, a demand for appraisal must reasonably inform the corporation of the identity of the record holder (which might be a nominee as described above) and of such holder's intention to seek appraisal of such shares.

     Within 120 days after the Effective Date, either Ford Holdings or any stockholder who has complied with the required conditions of Section 262 and who is otherwise entitled to appraisal rights may file a petition in the Delaware Court of Chancery (the "Court") demanding a determination of the fair value of the shares of Preferred Stock. Within 120 days after the Effective Date, any stockholder who has theretofore complied with the applicable provisions of
Section 262 will be entitled, upon written request, to receive from Ford Holdings a statement setting forth the aggregate number of shares of Preferred Stock not voted in favor of the Merger and with respect to which demands for appraisal were received by Ford Holdings and the number of holders of such shares. Such statement must be mailed within ten days after the written request therefor has been received by Ford Holdings.

     If a petition for an appraisal is timely filed, after a hearing on such petition, the Court will determine which stockholders are entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. When proceedings are not dismissed, the Court will appraise the shares owned by such stockholders, determining the fair value of such shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest to be paid, if any, upon the amount determined to be the fair value. Stockholders considering seeking appraisal should bear in mind that the fair value of their shares of Preferred Stock determined under Section 262 could be more than, the same as, or less than the value of the Merger Consideration that they would otherwise receive pursuant to the Agreement and Plan of Merger if they did not seek appraisal of their shares. The cost of the appraisal proceeding may be determined by the Court and imposed upon the parties as the Court deems equitable in the circumstances. Upon application of a dissenting stockholder, the Court also may order that all or a portion of the expenses incurred by any holder of shares of Preferred Stock in connection with an appraisal, including without limitation, reasonable attorney's fees and the fees and expenses of experts utilized in the appraisal proceeding, be charged pro rata against the value of all of the shares of Preferred Stock entitled to appraisal. In the absence of such a determination or assessment, each party bears its own expenses. No appraisal proceeding in the Court will be dismissed with respect to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     Any stockholder who has duly demanded appraisal in compliance with Section 262 will not, after the Effective Date, be entitled to vote for any purpose the shares subject to such demand or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to holders of record of shares of the class of Preferred Stock subject to such demand as of a date prior to the Effective Date).

     At any time within 60 days after the Effective Date, any former holder of shares of Preferred Stock shall have the right to withdraw his or her demand for appraisal and accept the terms offered pursuant to the Agreement and Plan of Merger. After this period, such holder may withdraw his or her demand for appraisal only with the consent of Ford Holdings as the surviving corporation of the Merger. If no petition is filed with the Court within 120 days after the Effective Date, stockholders' rights to appraisal shall cease and all holders of Preferred Stock shall be entitled to receive the Merger Consideration as provided in the Agreement and Plan of Merger. Any stockholder may withdraw such stockholder's demand for appraisal by delivering to Ford Holdings a written withdrawal of his or her demand for appraisal and acceptance of the Merger Consideration, except (i) that any such attempt to withdraw made more than 60 days after the Effective Date will require written approval of Ford Holdings and (ii) that no appraisal proceeding in the Court shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     FAILURE TO FOLLOW THE STEPS REQUIRED BY SECTION 262 OF THE DGCL FOR PERFECTING APPRAISAL RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS.

     The foregoing is a brief summary of certain of the provisions of Section 262 of the DGCL which sets forth the procedures for dissenting from the Merger and demanding statutory appraisal rights. This summary is qualified in its entirety by the reference to the full text of Section 262, a copy of which is annexed to this Information Statement as Attachment C.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Ford is the direct or indirect beneficial owner of all of the outstanding shares of Ford Holdings Common, representing 75% of the total voting power of the outstanding capital stock of the Company. As majority stockholder, Ford is in a position to cause the election of a majority of the Board of the Company and to control the Company's affairs.

     The Company, Ford and Ford Credit also maintain a number of financial and administrative arrangements and regularly engage in transactions with each other. These arrangements include management services agreements between the Company and Ford and the Company and Ford Credit ("Management Services Agreements") pursuant to which, upon the reasonable request of the Company, certain employees of Ford and Ford Credit work on the affairs of the Company and its subsidiaries, so as to enable the Company to continue to conduct and operate the business and affairs of the Company and to provide other services required by the Company. The services provided for under the Management Services Agreements include, but are not necessarily limited to, accounting, finance, treasury, systems, credit, personnel (including administration of pension and other benefit plans), purchasing, engineering, legal, tax, and other technical and professional support, including Ford employees who serve as executive officers of the Company and/or its subsidiaries.

     Under the Management Services Agreements, the Company reimburses Ford or Ford Credit, as appropriate, for the costs of the services provided to the Company or its subsidiaries by Ford or Ford Credit, as the case may be. Presently, such costs include an allocation of the total compensation (including benefits) and overhead charges related to such employees, based on the time spent in rendering services under the Management Services Agreements, and in cases where the services are provided for purposes other than to enable the Company to provide, in turn, a service to Ford or Ford Credit, a reasonable markup on such costs. Out-of-pocket expenses incurred by Ford or Ford Credit under the Management Services Agreements also are reimbursed by the Company. The Associates also has similar management services agreements with the various Ford subsidiaries that acquired The Associates' former foreign subsidiaries.

     Certain of the arrangements and agreements between the Company (and/or its subsidiaries) and Ford (and its subsidiaries) were established by Ford prior to the Company's formation and thus were not the result of direct negotiations between Ford and the Company. The Company has examined such arrangements and agreements and believes that they are fair and reasonable.

                           MARKET PRICE AND DIVIDENDS

FORD HOLDINGS COMMON

     There is no active market for Ford Holdings Common and the Company has not paid any dividends on the Ford Holdings Common.

SERIES A PREFERRED THROUGH SERIES D PREFERRED

     The Depositary Shares are listed and traded on the New York Stock Exchange ("NYSE") under the symbols "FHI.PR," "FHI.PRB," "FHI.PRC" and "FHI.PRD," respectively. The following table sets forth, for the periods indicated, the high and low closing prices for the Depositary Shares as reported by the NYSE. The quotations do not include retail mark-ups, mark-downs or commissions.

                                                   CLOSING PRICES FOR DEPOSITARY SHARES
                               ----------------------------------------------------------------------------
                                   SERIES A            SERIES B            SERIES C            SERIES D
                               ----------------    ----------------    ----------------    ----------------
                                HIGH      LOW       HIGH      LOW       HIGH      LOW       HIGH      LOW
                               ------    ------    ------    ------    ------    ------    ------    ------
1993
  Fourth Quarter............   $28.63    $25.88    $28.63    $25.75    $25.75    $24.50        --        --
1994
  First Quarter.............    28.13     25.00     28.13     24.88     25.63     22.50        --        --
  Second Quarter............    25.63     24.13     25.63     24.13     23.50     21.63        --        --
  Third Quarter.............    25.25     24.38     25.38     24.38     23.00     21.25    $25.25    $24.63
  Fourth Quarter............    24.50     22.50     24.50     22.75     21.75     20.25     24.69     22.88
1995
  First Quarter.............    25.38     23.13     25.38     23.13     22.88     20.75     25.50     23.25
  Second Quarter............    26.63     24.88     26.50     24.88     24.75     22.38     26.75     25.13
  Third Quarter.............    27.13     25.63     27.13     25.63     24.88     23.38     27.25     25.75

     Since their issuance, the Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred have accumulated dividends at the annual rate of 8%, 8%, 7.12% and 8.10%, respectively, which dividends have been paid quarterly on the first business day of March, June, September and December of each year.

     On October 13, 1995, the last trading day preceding the execution of the Agreement and Plan of Merger, the high and low sales prices for the Depositary Shares were as follows:

                                SERIES                              HIGH          LOW
        -------------------------------------------------------   --------      --------
        Series A Depositary Shares.............................   $ 25.625      $ 25.375
        Series B Depositary Shares.............................     25.625        25.375
        Series C Depositary Shares.............................     25.375        25.125
        Series D Depositary Shares.............................     25.750        25.375

FLEXIBLE RATE PREFERRED

     The Flexible Rate Preferred is traded pursuant to its terms in a "Dutch Auction" process conducted by The Bank of New York, as auction agent. Auctions are held at the beginning of each dividend period for each series of Flexible Rate Preferred and the dividend rates for such dividend period are established as a result of the related auction. Shares of Flexible Rate Preferred traded in an auction are sold at their liquidation preference (i.e., $100,000 per share).

     The following sets forth as of October 18, 1995 for each series of Flexible Rate Preferred, the current dividend rate, the date on which the last auction occurred, the date on which the next auction is scheduled to occur and the range of dividend rates during the past two years:

SERIES OF FLEXIBLE                CURRENT         DATE OF LAST      DATE OF NEXT         RANGE OF
  RATE PREFERRED               DIVIDEND RATE        AUCTION           AUCTION         DIVIDEND RATES
------------------             -------------      ------------      ------------      --------------
  Series A..................       4.290%             9-5-95          10-24-95         2.590-4.690%
  Series B..................       5.250%            1-25-94           1-16-01         4.190-5.250%
  Series C..................       4.270%           10-10-95          11-28-95         2.490-4.850%
  Series D..................       7.190%            2-14-95           2-15-00         2.520-7.190%
  Series E..................       6.000%            7-19-94           7-22-97         4.240-6.000%
  Series F..................       4.280%            9-12-95          10-31-95         2.540-4.590%
  Series G..................       6.100%            2-08-94           2-10-04         2.815-6.100%
  Series H..................       5.500%           11-12-93          11-13-98         2.645-5.500%
  Series I..................       9.125%           10-19-90          10-20-95            9.125%
  Series J..................       6.600%            4-28-95           4-26-02         3.070-6.600%
  Series K..................       4.950%            4-02-93           5-03-96            4.950%
  Series L..................       4.300%           10-13-95          12-01-95         4.265-4.792%
  Series M..................       4.264%            9-19-95          11-07-95         4.240-4.917%
  Series N..................       7.500%           12-22-94          12-10-97            7.500%
  Series O..................       4.261%           10-03-95          11-20-95         4.260-4.515%
  Series P..................       4.290%           10-17-95          12-05-95         4.285-4.515%

                   RECENT PUBLIC OFFERINGS OF PREFERRED STOCK

     The following table sets forth certain information regarding public offerings for cash of Preferred Stock during the past three years which were registered under the Securities Act of 1933, as amended:

                                                          AMOUNT OF                        AGGREGATE NET
                                                          SECURITIES    OFFERING PRICE      PROCEEDS TO
          TITLE OF CLASS             DATE OF OFFERING      OFFERED        PER SHARE        FORD HOLDINGS
-----------------------------------  -----------------    ---------     --------------     -------------
Series B Preferred.................  January 19, 1993     6,900,000*       $     25**      $ 167,066,250
Series C Preferred.................  August 20, 1993      8,000,000*       $     25**      $ 193,700,000
Series D Preferred.................  August 3, 1994       8,000,000*       $     25**      $ 193,700,000
Flexible Rate Preferred Series
  L-N..............................  December 12, 1994        2,150        $100,000        $ 212,125,000
Flexible Rate Preferred Series
  O-P..............................  June 20, 1995            1,000        $100,000        $  99,000,000

-------------------------
 * Depositary Shares representing 1/4,000 of a share of Preferred Stock.

** Price per Depositary Share.

        DIRECTORS AND EXECUTIVE OFFICERS OF FORD HOLDINGS, FHC AND FORD

FORD HOLDINGS

     The following table sets forth the name, business or residential address and present principal occupation or employment of each director and executive officer of Ford Holdings. Directors of Ford Holdings are indicated by an asterisk.

NAME AND ADDRESS                      PRESENT PRINCIPAL OCCUPATION OR EMPLOYMENT
-----------------------------------   --------------------------------------------------------
*John M. Devine....................   Chairman of the Board
Ford Holdings, Inc.
The American Road
Dearborn, MI 48121
*Kenneth Whipple...................   President
Ford Holdings, Inc.
The American Road
Dearborn, MI 48121
*Elizabeth S. Acton................   Vice President -- Treasurer
Ford Holdings, Inc.
The American Road
Dearborn, MI 48121
*S. I. Gilman......................   Vice President
Ford Holdings, Inc.
The American Road
Dearborn, MI 48121
*Malcolm S. Macdonald..............   Vice President
Ford Holdings, Inc.
The American Road
Dearborn, MI 48121
*David N. McCammon.................   Vice President
Ford Holdings, Inc.
The American Road
Dearborn, MI 48121
*Dean E. Richardson................   Manufacturers National Corporation, Retired Chairman of
20180 Mack Avenue                     the c/o Comerica Bank Board of Directors
Grosse Pointe Woods, MI 48236
*H. James Toffey, Jr. .............   First Boston, Inc., Retired Managing Director
12784 Mariner Court
Palm City, FL 34990
E. A. Law..........................   Vice President -- Controller
Ford Holdings, Inc.
The American Road
Dearborn, MI 48121
John M. Rintamaki..................   Vice President -- General Counsel and Secretary
Ford Holdings, Inc.
The American Road
Dearborn, MI 48121

     Except for Messrs. Toffey and Richardson, all of the above officers and directors have been employed by Ford or its subsidiaries in one or more executive capacities during the past five years. Mr. Toffey was a Managing Director of First Boston, Inc. until his retirement in 1986. Mr. Richardson was the Chairman of the

Board of Directors of Manufacturers National Corporation from October 1973 until his retirement in April 1990. Mr. Richardson serves as a director of The Detroit Edison Company, Tecumseh Products Company and the Automobile Club of Michigan.

     Mr. Whipple serves as a director of CMS Energy Corporation, Ford Credit, and USL Capital and is a Trustee of JPM Advisor Funds. Mr. Macdonald serves as a director of The Hertz Corporation. Mr. McCammon serves as a director of Ford Credit and The Hertz Corporation.

FORD HOLDINGS CAPITAL CORPORATION

     The following table sets forth the name, business or residential address and principal occupation or employment of each director and executive officer of FHC. Directors are indicated by an asterisk.

NAME AND ADDRESS                      PRESENT PRINCIPAL OCCUPATION OR EMPLOYMENT
-----------------------------------   --------------------------------------------------------
*Malcolm S. Macdonald..............   Chairman of the Board and President
Ford Motor Company
The American Road
Dearborn, MI 48121
*David M. Brandi...................   Vice President -- Treasurer
Ford Motor Company
The American Road
Dearborn, MI 48121
*Susan J. Tarpley..................   Vice President -- Controller
Ford Motor Company
The American Road
Dearborn, MI 48121
*Elizabeth S. Acton................   Vice President
Ford Motor Company
The American Road
Dearborn, MI 48121
Mark S. Erskine....................   Vice President
Ford Motor Company
The American Road
Dearborn, MI 48121
Thomas J. DeZure...................   Secretary
Ford Motor Company
The American Road
Dearborn, MI 48121

     All of the above officers and directors have been employed by Ford or its subsidiaries in one or more executive capacities during the past five years.

FORD

     The following table sets forth the name, business or residential address and principal occupation or employment of each director and executive officer of Ford. Directors of Ford are indicated by an asterisk. Unless otherwise indicated, the position listed is with Ford.

NAME AND ADDRESS                      PRESENT PRINCIPAL OCCUPATION OR EMPLOYMENT
-----------------------------------   --------------------------------------------------------
*Alex Trotman......................   Chairman of the Board, President and Chief Executive
Ford Motor Company                    Officer
The American Road
Dearborn, MI 48121
*Colby H. Chandler.................   Eastman Kodak Company, Retired Chairman of the Board and
Eastman Kodak Company                 Chief Executive Officer
343 State Street
Rochester, NY 14650-1106
*Michael D. Dingman................   Shipston Group Limited, President and Chief Executive
Shipston Group Limited                Officer
Liberty Lane
Hampton, NH 03842
*Edsel B. Ford II..................   Vice President -- Ford Motor Company (President and
Ford Motor Credit Company             Chief Operating Officer, Ford Motor Credit Company)
The American Road
Dearborn, MI 48121
*William Clay Ford.................   Member and Retired Chairman of the Finance Committee
Ford Motor Company
The American Road
Dearborn, MI 48121
*William Clay Ford, Jr. ...........   Chairman of the Finance Committee
The American Road
Dearborn, MI 48121
*Roberto C. Goizueta...............   The Coca-Cola Company, Chairman of the Board and Chief
The Coca-Cola Company                 Executive Officer
One Coca-Cola Plaza, N.W.
P.O. Drawer 1734
Atlanta, GA 30313
*Irvine O. Hockaday, Jr. ..........   Hallmark Cards Incorporated, President and Chief
Hallmark Cards Incorporated           Executive Officer
2501 McGee
Kansas City, MO 64108
*Marie-Josee Kravis................   Fellow of the Hudson Institute Inc.
c/o Council on Foreign Relations
58 E. 68th Street
New York, NY 10021
*Drew Lewis........................   Union Pacific Corporation, Chairman of the Board and
Union Pacific Corporation             Chief Executive Officer
Martin Tower -- 16th Floor
1170 Eighth Avenue
Bethlehem, PA 18018

NAME AND ADDRESS                      PRESENT PRINCIPAL OCCUPATION OR EMPLOYMENT
-----------------------------------   --------------------------------------------------------
*Ellen R. Marram...................   The Seagram Beverage Group, President
The Seagram Beverage Group
375 Park Avenue
New York, NY 10152-0192
*Kenneth H. Olsen..................   Digital Equipment Corporation, President Emeritus
Digital Equipment Corporation
40 Old Bolton Road
Stow, MA 01775
*Carl E. Reichardt.................   Wells Fargo & Company, Retired Chairman of the Board and
Wells Fargo & Company                 Chief Executive Officer
P.O. Box 63710
San Francisco, CA 94163
*Louis R. Ross.....................   Vice Chairman and Chief Technical Officer
Ford Motor Company
The American Road
Dearborn, MI 48121
*Clifton R. Wharton, Jr. ..........   Teachers Insurance and Annuity Association -- College
Teachers Insurance and Annuity        Retirement Equities Fund, Retired Chairman of the Board
Association -- College Retirement     and Chief Executive Officer
Equities Fund
Apartment 21-B
870 United Nations Plaza
New York, NY 10017
W. Wayne Booker....................   Executive Vice President -- International Automotive
Ford Motor Company                    Operations
The American Road
Dearborn, MI 48121
Edward E. Hagenlocker..............   Executive Vice President (President, Ford Automotive
Ford Motor Company                    Operations)
The American Road
Dearborn, MI 48121
Peter J. Pestillo..................   Executive Vice President -- Corporate Relations
Ford Motor Company
The American Road
Dearborn, MI 48121
Kenneth Whipple....................   Executive Vice President (President, Ford Financial
Ford Motor Company                    Services Group)
The American Road
Dearborn, MI 48121
John M. Devine.....................   Group Vice President and Chief Financial Officer
Ford Motor Company
The American Road
Dearborn, MI 48121
Jacques A. Nasser..................   Group Vice President -- Product Development
Ford Motor Company
The American Road
Dearborn, MI 48121

NAME AND ADDRESS                      PRESENT PRINCIPAL OCCUPATION OR EMPLOYMENT
-----------------------------------   --------------------------------------------------------
William E. Odom....................   Group Vice President (Chairman and Chief Executive
Ford Motor Credit Company             Officer, Ford Motor Credit Company)
The American Road
Dearborn, MI 48121
Robert L. Rewey....................   Group Vice President -- Marketing and Sales
Ford Motor Company
The American Road
Dearborn, MI 48121
Robert H. Transou..................   Group Vice President -- Manufacturing
Ford Motor Company
The American Road
Dearborn, MI 48121
Albert Caspers.....................   Vice President (Chairman of the Board, Ford of Europe
Ford of Europe Incorporated           Incorporated)
Eagle Way, Brentwood
Essex, CM13 3BW, England
Kenneth R. Dabrowski...............   Vice President -- Commercial Truck Vehicle Center
Ford Motor Company
The American Road
Dearborn, MI 48121
James D. Donaldson.................   Vice President -- Large Front Wheel Drive Vehicle Center
Ford Motor Company
The American Road
Dearborn, MI 48121
Norman F. Ehlers...................   Vice President -- Facilities, Materials and Services
Ford Motor Company                    Purchasing
The American Road
Dearborn, MI 48121
James E. Englehart.................   Vice President -- Light Truck Vehicle Center
Ford Motor Company
The American Road
Dearborn, MI 48121
Ronald E. Goldsberry...............   Vice President -- General Manager, Ford Customer Service
Ford Motor Company                    Division
The American Road
Dearborn, MI 48121
Elliott S. Hall....................   Vice President -- Washington Affairs
Ford Motor Company
Washington Staff Office
1350 I Street, N.W.
Suite 1000
Washington, D.C. 20005
John A. Hall.......................   Vice President -- Employee Relations
Ford Motor Company
The American Road
Dearborn, MI 48121

NAME AND ADDRESS                      PRESENT PRINCIPAL OCCUPATION OR EMPLOYMENT
-----------------------------------   --------------------------------------------------------
John T. Huston.....................   Vice President -- Powertrain Operations
Ford Motor Company
The American Road
Dearborn, MI 48121

Kenneth K. Kohrs...................   Vice President -- Rear Wheel Drive Car Vehicle Center
Ford Motor Company
The American Road
Dearborn, MI 48121

Vaughn A. Koshkarian...............   Vice President
Ford Motor Company
The American Road
Dearborn, MI 48121

Robert O. Kramer...................   Vice President -- Human Resources
Ford Motor Company
The American Road
Dearborn, MI 48121

Frank E. Macher....................   Vice President -- General Manager, Automotive Components
Ford Motor Company                    Division
The American Road
Dearborn, MI 48121

Keith C. Magee.....................   Vice President -- General Manager, Lincoln-Mercury
Ford Motor Company                    Division
The American Road
Dearborn, MI 48121

John W. Martin, Jr. ...............   Vice President -- General Counsel
Ford Motor Company
The American Road
Dearborn, MI 48121

Carlos E. Mazzorin.................   Vice President -- Production Purchasing
Ford Motor Company
The American Road
Dearborn, MI 48121

David N. McCammon..................   Vice President -- Finance
Ford Motor Company
The American Road
Dearborn, MI 48121

W. Dale McKeehan...................   Vice President -- Vehicle Operations
Ford Motor Company
The American Road
Dearborn, MI 48121

John P. McTague....................   Vice President -- Technical Affairs
Ford Motor Company
The American Road
Dearborn, MI 48121

NAME AND ADDRESS                      PRESENT PRINCIPAL OCCUPATION OR EMPLOYMENT
-----------------------------------   --------------------------------------------------------
John A. Oldfield...................   Vice President (Chairman, Aston Martin Lagonda Limited)
Aston Martin Lagonda Limited
Pickford Street
Newport Pagnell
Buckinghamshire MK16 9AN
England
Richard Parry-Jones................   Vice President -- Small/Medium Vehicle Center
Ford Motor Company Limited
Research and Engineering Center
GM-15/462
Laindon Basildon, Essex
SS15 6EE England
Helen O. Petrauskas................   Vice President -- Environmental and Safety Engineering
Ford Motor Company
The American Road
Dearborn, MI 48121
Murray L. Reichenstein.............   Vice President
Ford Motor Company
The American Road
Dearborn, MI 48121
Neil W. Ressler....................   Vice President -- Advanced Vehicle Technology
Ford Motor Company
The American Road
Dearborn, MI 48121
Ross H. Roberts....................   Vice President -- General Manager, Ford Division
Ford Motor Company
The American Road
Dearborn, MI 48121
David W. Scott.....................   Vice President -- Communications
Ford Motor Company
The American Road
Dearborn, MI 48121
Charles W. Szuluk..................   Vice President -- Process Leadership
Ford Motor Company
The American Road
Dearborn, MI 48121
John J. Telnack....................   Vice President -- Design
Ford Motor Company
The American Road
Dearborn, MI 48121
Thomas J. Wagner...................   Vice President -- Customer Communication and
Ford Motor Company                    Satisfaction
The American Road
Dearborn, MI 48121
Dennis F. Wilkie...................   Vice President -- Business Development Office
Ford Motor Company
The American Road
Dearborn, MI 48121

NAME AND ADDRESS                      PRESENT PRINCIPAL OCCUPATION OR EMPLOYMENT
-----------------------------------   --------------------------------------------------------
Daniel R. Coulson..................   Principal Accounting Officer
Ford Motor Company
The American Road
Dearborn, MI 48121
Malcolm S. Macdonald...............   Treasurer
Ford Motor Company
The American Road
Dearborn, MI 48121
Dennis E. Ross.....................   Chief Tax Officer
Ford Motor Company
The American Road
Dearborn, MI 48121
John M. Rintamaki..................   Secretary
Ford Motor Company
The American Road
Dearborn, MI 48121

     Except for Dennis E. Ross, who joined Ford in 1995, all of the above officers have been employed by Ford or its subsidiaries in one or more executive capacities during the past five years. For the five-year period prior to joining Ford, Mr. Ross was a partner of the law firm of Davis Polk & Wardwell in New York. With respect to the principal occupations of the above directors, pages 3-10 of the Ford Proxy Statement, dated April 6, 1995 and filed with the Securities and Exchange Commission (the "SEC"), is incorporated herein by reference.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of Ford Holdings capital stock as of October 16, 1995 for (i) each person who is known by Ford Holdings to be the beneficial owner of more than five percent of any class of Ford Holdings' voting securities, (ii) each Director of Ford Holdings, (iii) each executive officer of Ford Holdings, and
(iv) all Directors and executive officers of Ford Holdings as a group. Unless otherwise indicated, Ford Holdings believes that the individuals listed each have sole voting and investment power with respect to such shares. Unless otherwise indicated, the address of each person listed is c/o Ford Motor Company, The American Road, Dearborn, Michigan 48121 Attention: Secretary.

                                                                                   AMOUNT            PERCENT
        TITLE OF CLASS                      BENEFICIAL OWNER                 BENEFICIALLY OWNED      OF CLASS
-------------------------------   -------------------------------------      ------------------      --------
Common Stock...................   Ford Motor Company                                  604               55%
Common Stock...................   Ford Motor Credit Company(1)                        495               45%
Series A Preferred.............   Dean E. Richardson(2)                             4,000(3)             *
Series A Preferred.............   All officers and directors as a group             4,000(3)             *

-------------------------
 *  less than 1%

(1) Ford Motor Credit Company is a wholly-owned subsidiary of Ford Motor
     Company.

(2) Dean E. Richardson is a Director of Ford Holdings. His address is c/o Comerica Bank, 20180 Mack Avenue, Grosse Pointe Woods, Michigan 48236.

(3) Indicates number of Depositary Shares beneficially owned. Each Depositary Share represents 1/4,000 of a share of its corresponding series of Preferred Stock.

                 NOTICE OF TERMINATION OF DIVIDEND REINVESTMENT
                            AND STOCK PURCHASE PLANS

     Ford Holdings currently has Dividend Reinvestment and Stock Purchase Plans relating to each of the Series A Preferred through Series D Preferred and Ford and Ford Holdings currently have a Dividend Reinvestment and Stock Purchase Plan offered to registered owners of Ford Series B Cumulative Preferred Stock which permit investment of dividends in Ford Holdings Series A Preferred or Ford Common Stock (collectively, the "Plans"). In anticipation of the Merger and cancellation of the Preferred Stock, as of the Effective Date, each of the Plans will be terminated in its entirety. In addition, on and after October 30, 1995, optional cash payments for investments under the Plans will no longer be available. Any optional cash payments received by Chemical Bank on or after October 30, 1995 will be returned to the relevant Plan participants.

     Participants in the Plans will receive their proportionate share of the Merger Consideration as soon as practicable following the Effective Date in accordance with the terms of the Plans. Participants whose accounts are credited with Depositary Shares who desire appraisal rights in connection with the Merger must notify and instruct the Depositary (Chemical Bank) with respect thereto. See "Appraisal Rights."

     Any questions regarding the Plans should be directed to Chemical Bank at 1-800-442-4295 or (212) 613-7427 or at the following address: Chemical Dividend Reinvestment Department, P.O. Box 750, Pittsburgh, PA 15230-9625.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Coopers & Lybrand L.L.P., independent auditors, audited and reported on the consolidated financial statements of the Company and its subsidiaries for its fiscal year ended December 31, 1994. Such financial statements have been incorporated by reference in this Information Statement in reliance upon such report. Representatives of Coopers & Lybrand are not expected to be present at the Special Meeting.

                               FEES AND EXPENSES

     Ford Holdings will pay all fees and expenses incurred in connection with the contemplated Merger, including the filing fees with the SEC and printing and mailing costs of this Information Statement. The expenses incurred and to be incurred by the Company in connection with the Merger and the related transaction are estimated as follows:

                               TYPE OF EXPENSE                           ESTIMATED AMOUNT
        --------------------------------------------------------------   ----------------
        Financing Costs...............................................     $ 90,000,000
        Filing Fees...................................................         397,739]
        Legal Fees....................................................          200,000
        Printing and Mailing Fees.....................................          250,000
                                                                           ------------
             Total....................................................     $ 90,847,739
                                                                           ============

                             ADDITIONAL INFORMATION

     The Company, FHC and Ford have filed a Schedule 13E-3 with the SEC with respect to the Merger. As permitted by the rules and regulations of the SEC, this Information Statement omits certain information contained in the Schedule 13E-3. The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files periodic reports, proxy statements and other information with the SEC. The Schedule 13E-3 and the respective exhibits thereto, as well as such reports, proxy statements and other information, may be inspected and copied at the SEC's offices, without charge, or copies thereof may be obtained from the SEC upon payment of prescribed rates. Copies of the
Schedule 13E-3 may also be obtained without charge by calling the Company's Stockholder Relations Department at 1-800-555-5259. Statements contained in this Information Statement concerning documents filed with the SEC as exhibits to the
Schedule 13E-3 or included in this Information Statement as attachments are necessarily not complete and, in each instance, reference is made to the copy of the document filed as an exhibit to the Schedule 13E-3 or such attachments.

                           INCORPORATION BY REFERENCE

     The following documents filed by the Company with the SEC are incorporated herein by reference:

          1. Annual Report on Form 10-K for the year ended December 31, 1994.

          2. Quarterly Report on Form 10-Q for the quarter ended March 31, 1995.

          3. Quarterly Report on Form 10-Q for the quarter ended June 30, 1995.

     In addition, the Ford Motor Company Proxy Statement, dated April 6, 1995, is incorporated herein by reference.

     All documents subsequently filed with the SEC by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the Date of the Special Meeting shall be deemed incorporated by reference into this Information Statement and to be part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent a statement contained herein, or in any subsequently filed documents which also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

     A copy of the documents incorporated herein by reference (without exhibits, unless such exhibits are specifically incorporated by reference into the information incorporated by reference herein) that are not delivered herewith will be provided, without charge, to each person, including each beneficial owner, to whom a copy of this Information Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of request. Requests should be directed to Ford Holdings, Inc., The American Road, Dearborn, Michigan, 48121, Attention:
Stockholder Relations Department, telephone number 1-800-555-5259.

                                 OTHER MATTERS

     The management of Ford Holdings knows of no other matter to be presented at the Special Meeting which would be a proper subject for action by the stockholders of the Company. The By-Laws of the Company provide that no business other than that stated in the notice of meeting shall be transacted at any meeting of the stockholders.

                                          By Order of the Board of Directors

                                          John M. Rintamaki
                                          Secretary

Dearborn, Michigan
October 30, 1995

                                                                    ATTACHMENT A

                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER, dated as of October 16, 1995, by and between FORD HOLDINGS, INC., a Delaware corporation ("Ford Holdings"), and FORD HOLDINGS CAPITAL CORPORATION, a Delaware corporation ("FHC"). Ford Holdings and FHC are sometimes referred to herein as the "Constituent Corporations."

                                  WITNESSETH:

     WHEREAS, the respective Boards of Directors of Ford Holdings and FHC deem the merger of Ford Holdings and FHC, with Ford Holdings as the surviving corporation, pursuant to Section 251 of the Delaware General Corporation Law and upon the terms and subject to the conditions herein stated, desirable and in the best interests of their respective stockholders; and

     WHEREAS, the Boards of Directors of Ford Holdings and FHC have each adopted resolutions approving this Agreement and Plan of Merger and authorizing the execution hereof.

     NOW, THEREFORE, in consideration of the premises and mutual agreements, covenants and provisions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                              TERMS OF THE MERGER

     1.01 The Merger. On the Effective Date (as defined below), FHC shall be merged with and into Ford Holdings, with Ford Holdings as the surviving corporation, pursuant to the provisions of and with the effect provided in Subchapter IX of the Delaware General Corporation Law (the "Merger").

     1.02 Conversion of Shares.

     (a) Upon the Effective Date, by virtue of the Merger and without any action on the part of any stockholder of Ford Holdings or FHC:

          (i) Subject to Section 1.02(b), each share of Ford Holdings Flexible Rate Auction Preferred Stock (Exchange) Series A, Ford Holdings Flexible Rate Auction Preferred Stock (Exchange) Series B, Ford Holdings Flexible Rate Auction Preferred Stock (Exchange) Series C, Ford Holdings Flexible Rate Auction Preferred Stock (Exchange) Series D, Ford Holdings Flexible Rate Auction Preferred Stock (Exchange) Series E, Ford Holdings Flexible Rate Auction Preferred Stock (Exchange) Series F, Ford Holdings Flexible Rate Auction Preferred Stock (Exchange) Series G, Ford Holdings Flexible Rate Auction Preferred Stock (Exchange) Series H, Ford Holdings Flexible Rate Auction Preferred Stock (Exchange) Series I, Ford Holdings Flexible Rate Auction Preferred Stock (Exchange) Series J, Ford Holdings Flexible Rate Auction Preferred Stock (Exchange) Series K, Ford Holdings Flexible Rate Auction Preferred Stock Series L, Ford Holdings Flexible Rate Auction Preferred Stock Series M, Ford Holdings Flexible Rate Auction Preferred Stock Series N, Ford Holdings Flexible Rate Auction Preferred Stock Series O, Ford Holdings Flexible Rate Auction Preferred Stock Series P, Ford Holdings Series A Cumulative Preferred Stock, Ford Holdings Series B Cumulative Preferred Stock, Ford Holdings Series C Cumulative Preferred Stock and Ford Holdings Series D Cumulative Preferred Stock issued and outstanding immediately prior to the Effective Date shall be canceled and extinguished and be converted into and become a right to receive an amount equal to the liquidation preference associated therewith ($100,000 per share) plus an amount equal to accumulated and unpaid dividends thereon through the date of payment thereof (the "Merger Consideration").

          (ii) Each share of Ford Holdings common stock issued and outstanding immediately prior to the Effective Date shall continue after the Effective Date unchanged as shares of common stock of Ford Holdings, the surviving corporation.

          (iii) Each share of FHC common stock issued and outstanding immediately prior to the Effective Date shall be canceled and retired, and no payment shall be made with respect thereto.

     (b) Notwithstanding Section 1.02 (a), shares of capital stock of Ford Holdings outstanding immediately prior to the Effective Date and held by a holder who, acting in accordance with Section 262 of the Delaware General Corporation Law, (A) delivers to Ford Holdings a written demand for appraisal of his or her shares before the taking of the vote on the Merger at a Special Meeting of Stockholders to be called and duly noticed for the purpose of considering and voting on the Merger, as required by such section, (B) continues to hold such shares through the Effective Date, and (C) otherwise complies with
Section 262 of the Delaware General Corporation Law ("Dissenting Shares") shall be converted into the right to receive in cash the value of the shares held by him or her in accordance with Section 262 of the Delaware General Corporation Law, and shall not be converted into the right to receive the Merger Consideration, unless such holder withdraws or otherwise loses his or her right to demand an appraisal of his or her shares. If after the Effective Date such holder withdraws or loses his or her right to demand an appraisal of his or her shares, such shares shall be treated as if they had been converted as of the Effective Date into the right to receive the Merger Consideration payable in respect to such shares pursuant to Section 1.02 (a) above.

     1.03 Payment of Cash and Exchange of Shares.

     (a) From and after the Effective Date, The Bank of New York, in the case of the Ford Holdings Flexible Rate Auction Preferred Stock (Exchange) Series A-K and Ford Holdings Flexible Rate Auction Preferred Stock Series L-P, and Chemical Bank, in the case of the Ford Holdings Series A-D Cumulative Preferred Stock, (the "Payment Agents") shall act as payment agents in effecting the payment of the Merger Consideration. Ford Holdings shall deposit with the Payment Agents in trust for the benefit of holders of certificates formerly representing shares of Preferred Stock, immediately available funds in the aggregate amount (the "Payment Fund") equal to the product of the Merger Consideration multiplied by the number of shares entitled to payment pursuant to Section 1.02 of this Agreement. All record holders of certificates evidencing shares of Preferred Stock shall receive a form of letter of transmittal with instructions for use thereof in surrendering such certificates and receiving the Merger Consideration therefor. If the Merger is consummated, the Payment Agents shall, upon surrender by a holder of record on the Effective Date of the certificates theretofore representing shares of Preferred Stock, together with a completed letter of transmittal, distribute by bank check or, at the option of the Payment Agents, by wire transfer of immediately available funds to each such holder of record (other than holders of Dissenting Shares) the Merger Consideration multiplied by the number of shares formerly represented by such certificates, without any interest thereon, in exchange therefor, and such certificates shall forthwith be canceled. The Payment Agents shall, pursuant to irrevocable instructions, make the payments referred to in Section 1.02 out of the Payment Fund. Until surrendered and exchanged, each certificate theretofore representing shares of capital stock of Ford Holdings (other than certificates representing shares held by Ford Holdings or FHC or representing Dissenting Shares) shall represent solely the right to receive the Merger Consideration multiplied by the number of shares represented by such certificate, without any interest thereon. Notwithstanding any of the foregoing, neither the Payment Agents nor any party hereto shall be liable to a holder of shares for any Merger Consideration delivered to a public official pursuant to applicable abandoned property, escheat and similar laws.

     (b) After the Effective Date, there shall be no transfers on the stock transfer books of Ford Holdings of any shares entitled to payment under Section
1.02 of this Agreement.

     (c) From and after the Effective Date, holders of certificates theretofore evidencing shares entitled to payment under Section 1.02 of this Agreement shall cease to have any rights as stockholders of Ford Holdings, except as provided herein or by law.

     1.04 Certificate of Incorporation and By-Laws. The Certificate of Incorporation and By-Laws of Ford Holdings as in effect immediately prior to the Effective Date, until further amended, shall be and remain the Certificate of Incorporation and By-Laws of Ford Holdings, the surviving corporation, following the Merger.

     1.05 Board of Directors; Officers. The Board of Directors of Ford Holdings on the Effective Date shall remain the Board of Directors of Ford Holdings after the Merger. Such directors shall serve as directors of Ford Holdings, the surviving corporation, until the next annual meeting of stockholders of Ford Holdings or until such time as their successors have been duly appointed or elected. The officers of Ford Holdings immediately prior to the Effective Date shall be the officers of Ford Holdings after the Merger. Such officers shall serve as officers of Ford Holdings, the surviving corporation, until the next annual meeting of stockholders of Ford Holdings or until such time as their successors have been duly elected or appointed in accordance with the By-Laws of the surviving corporation.

     1.06 Effect of the Merger. Upon the Effective Date, FHC shall be merged with and into Ford Holdings, which shall continue its corporate existence under the laws of the State of Delaware. The separate corporate existence and corporate organization of FHC shall cease upon the Effective Date, and Ford Holdings as the surviving corporation shall possess all of the rights, privileges, immunities and franchises, of a public as well as a private nature, of each of the Constituent Corporations; and all property, real, personal, intellectual, and mixed, and all debts due on whatever account, including subscriptions to shares, and all other choses in action, and all and every other interest, of or belonging to or due to each of the Constituent Corporations, shall be taken and deemed to be transferred to and vested in Ford Holdings as the surviving corporation without further act or deed; and the title to any real estate or intellectual property, or any interest therein, vested in the Constituent Corporations shall not revert or be in any way impaired by reason of such Merger. Neither the rights of creditors nor any liens upon the property of either Constituent Corporation shall be impaired by the Merger, and all debts, liabilities and duties of the Constituent Corporations shall thenceforth attach to Ford Holdings as the surviving corporation and may be enforced against Ford Holdings to the same extent as if the debts, liabilities and duties had been incurred or contracted by Ford Holdings. Any existing claim, action or proceeding, whether civil, criminal, or administrative, by or against either Constituent Corporation may be prosecuted to judgment or decree as if the Merger had not taken place, or Ford Holdings may be substituted in such action or proceeding.

                                   ARTICLE II

                                 EFFECTIVE DATE

     2.01 Effective Date. If this Agreement and Plan of Merger is duly adopted by the requisite vote or written consent of stockholders of Ford Holdings and FHC and is not terminated as contemplated in Article III, a Certificate of Merger, executed in accordance with the laws of the State of Delaware, shall be filed with the Secretary of State of the State of Delaware (the "Certificate of Merger"). The Merger shall become effective on the date and at the time set forth in the Certificate of Merger. Such date is sometimes referred to herein as the "Effective Date."

                                  ARTICLE III

                                  TERMINATION

     3.01 Termination or Postponement. This Agreement and Plan of Merger may be
(i) postponed or (ii) terminated, and the transactions contemplated hereby abandoned, upon the mutual agreement of the parties hereto to postpone or terminate the Merger contemplated hereby, at any time prior to the Effective Date for any reason.

     3.02 Liability. In the event of any termination of this Agreement and Plan of Merger as provided in Section 3.01 above, this Agreement and Plan of Merger shall cease and terminate, the Merger as provided herein shall not be consummated and neither Ford Holdings nor FHC shall have any liability under this

Agreement and Plan of Merger of any nature whatsoever, including any liability to any stockholder of any party to this Agreement and Plan of Merger.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

     4.01 Amendment and Modification. To the extent permitted by law, this Agreement and Plan of Merger may be amended, modified, or supplemented at any time prior to the Effective Date whether prior to or subsequent to the approval of the stockholders of the parties hereto, with respect to any of the terms contained herein except the terms of the conversion provided for in Section 1.02.

     4.02 Governing Law. All questions concerning the validity and operation of this Agreement and Plan of Merger and the performance of the obligations imposed upon the parties hereunder shall be governed by the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Merger to be executed by their duly authorized officers, all as of the day and year first above written.

                                          FORD HOLDINGS, INC.

                                          By: /s/ JOHN M. RINTAMAKI
                                          --------------------------------------
                                              John M. Rintamaki
                                              Secretary

                                          FORD HOLDINGS CAPITAL CORPORATION

                                          By: /s/ DAVID M. BRANDI
                                          --------------------------------------
                                              David M. Brandi
                                              Vice President -- Treasurer

                                                                    ATTACHMENT B

               RESOLUTION OF STOCKHOLDERS OF FORD HOLDINGS, INC.

     BE IT RESOLVED, that the Agreement and Plan of Merger, dated as of October 16, 1995, between Ford Holdings, Inc. ("Ford Holdings") and Ford Holdings Capital Corporation, a Delaware corporation ("FHC") and a wholly-owned subsidiary of Ford Holdings, pursuant to which, among other things: (i) FHC will merge with and into Ford Holdings, with Ford Holdings as the surviving corporation; (ii) each share (other than shares held by holders who properly exercise their rights of appraisal in accordance with Section 262 of the Delaware General Corporation Law) of Ford Holdings Flexible Rate Auction Preferred Stock (Exchange) Series A through K, Flexible Rate Auction Preferred Stock Series L through P, Series A Cumulative Preferred Stock, Series B Cumulative Preferred Stock, Series C Cumulative Preferred Stock and Series D Cumulative Preferred Stock issued and outstanding immediately prior to the effective date of the merger (the "Effective Date") will be converted into the right to receive the $100,000 liquidation preference associated with such share (which is the equivalent of a liquidation preference of $25 for each Depositary Share representing 1/4,000 of a share of Series A through D Cumulative Preferred Stock) plus any accumulated and unpaid dividends thereon through the date of payment; (iii) each share of capital stock of FHC issued and outstanding immediately prior to the Effective Date will be canceled and retired; and (iv) each share of common stock of Ford Holdings issued and outstanding immediately prior to the Effective Date will continue unchanged as a share of common stock of Ford Holdings, the surviving corporation, be and hereby is approved and adopted.

                                                                    ATTACHMENT C

                      GENERAL CORPORATION LAW OF DELAWARE

                          SECTION 262 APPRAISAL RIGHTS

     (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to sec.228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of his shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

     (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to sec.251, 252, 254, 257, 258, 263 or 264 of this title:

          (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the holders of the surviving corporation as provided in subsections (f) or (g) of sec.251 of this title.

          (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to sec.sec.251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

             a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

             b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

             c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

             d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under sec.253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

     (d) Appraisal rights shall be perfected as follows:

          (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2) If the merger or consolidation was approved pursuant to sec.228 or 253 of this title, the surviving or resulting corporation, either before the effective date of the merger or consolidation or within 10 days thereafter, shall notify each of the stockholders entitled to appraisal rights of the effective date of the merger or consolidation and that appraisal rights are available for any or all of the shares of the constituent corporation, and shall include in such notice a copy of this section. The notice shall be sent by certified or registered mail, return receipt requested, addressed to the stockholder at his address as it appears on the records of the corporation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of the notice, demand in writing from the surviving or resulting corporation the appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

     (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                                                    ATTACHMENT D

                                   OPINION OF
                        MORRIS, NICHOLS ARSHT & TUNNELL

                                October 16, 1995

Board of Directors
Ford Holdings, Inc.
The American Road
Dearborn, Michigan 48121

Ladies and Gentlemen:

     You have requested our opinion as to certain matters of Delaware law arising in connection with the merger (the "Merger") of Ford Holdings Capital Corporation, a Delaware corporation ("Capital"), with and into Ford Holdings, Inc., a Delaware corporation ("Holdings"), pursuant to the Agreement and Plan of Merger dated as of October 16, 1995 by and between Holdings and Capital (the "Merger Agreement"). The Merger Agreement provides that each share of Preferred Stock, par value $1.00 per share, of Holdings (the "Preferred Stock") will be converted in the Merger into the right to receive an amount equal to the liquidation preference per share of such stock plus an amount equal to accumulated and unpaid dividends thereon through the payment date. Because the shares of Preferred Stock will be exchanged in the Merger for cash, the holders will be entitled to appraisal rights under Section 262 ("Section 262") of the Delaware General Corporation Law (the "DGCL"). Under Section 262, a stockholder who perfects his or her appraisal rights is entitled to have the Delaware Court of Chancery determine the "fair value" of his shares. You have asked, in particular, our opinion as a matter of Delaware law as to the per share amount that a court would likely award should a proceeding seeking such an appraisal be brought.

     Based upon the documents and information that you have furnished to us, as described below, and subject to the assumptions, limitations and qualifications hereinafter set forth and the legal analysis discussed below, and limited in all respects to matters of Delaware law, it is our opinion that should a proceeding be brought pursuant to Section 262 seeking an appraisal of the fair value of any of the shares of Series Preferred Stock exchanged for cash in the Merger, a court applying principles of Delaware law would determine the fair value of such shares based principally on the value of the liquidation and dividend rights of the shares of such series and that while, for the reasons set forth herein, the matter is not free from doubt, it is our further opinion that such principles applied to a record consisting of the facts hereinafter described would limit the appraised value to an amount equal to, or not materially different from, the $100,000 per share liquidation preference of such shares, plus an amount equal to accumulated and unpaid dividends on such shares through and including the payment date.

                               DOCUMENTS REVIEWED

     In connection with your request for our opinion, you have provided to us and we have reviewed (1) the Merger Agreement, (2) the Certificate of Incorporation of Holdings (the "Certificate of Incorporation"), including the Certificate of the Designations, Powers, Preferences and Relative, Participating or Other Rights, and the Qualifications, Limitations or Restrictions Thereof, of Flexible Rate Auction Preferred Stock (Exchange), Series A, Series B, Series C, Series D, Series E, Series F, Series G, Series H, Series I, Series J and Series K (the "Flexible Rate Auction Preferred Stock, Series A through K") of Holdings, the Certificate of the Designations, Preferences and Relative, Participating, Optional or Other Special Rights, and the Qualifications, Limitations or Restrictions Thereof, of Flexible Rate Auction Preferred Stock, Series L, Series M and Series N (the "Flexible Rate Auction Preferred Stock, Series L through N") of Holdings, the Certificate of the Designations, Preferences and Relative, Participating, Optional or Other Special Rights, and the Qualifications, Limitations, or Restrictions Thereof, of Flexible Rate Auction Preferred Stock, Series O and Series P of Holdings (together with the Flexible Rate Auction Preferred Stock, Series A through K and the Flexible Rate Auction Preferred Stock, Series L through M, the "Flexible Rate Auction Preferred

Stock"), the Certificate of the Designations, Preferences and Relative, Participating, Optional or Other Special Rights, and the Qualifications, Limitations or Restrictions Thereof of Series A Cumulative Preferred Stock of Holdings, the Certificate of the Designations, Preferences and Relative, Participating, Optional or Other Special Rights, and the Qualifications, Limitations or Restrictions Thereof, of Series B Cumulative Preferred Stock of Holdings, the Certificate of the Designations, Preferences and Relative, Participating, Optional or Other Special Rights, and the Qualifications, Limitations, or Restrictions Thereof, of Series C Cumulative Preferred Stock of Holdings, and the Certificate of the Designations, Preferences and Relative, Participating, Optional or Other Special Rights, and the Qualifications, Limitations or Restrictions Thereof, of Series D Cumulative Preferred Stock (together with the Series A Cumulative Preferred Stock, the Series B Cumulative Preferred Stock, and the Series C Cumulative Preferred Stock, the "Cumulative Preferred Stock", and together with such series and the Flexible Rate Auction Preferred Stock, the "Series Preferred Stock") of Holdings and (3) the prospectuses and prospectus supplements relating to the offerings by Holdings of each series of the Series Preferred Stock. We have not reviewed any other documents in connection with your request for our opinion and have assumed there are no such documents that are contrary to or inconsistent with the opinions expressed herein.

                           THE PREFERRED STOCK TERMS

     Each series of Flexible Rate Auction Preferred Stock contains the following provision (the "Voting Provision"):

          Without the affirmative vote of the holders of a majority of the outstanding shares of all series of Auction Preferred, Voting Preferred and Parity Preferred, voting as a single class, in person or by proxy at a special meeting for the purpose, or the unanimous written consent of the holders of all series of Auction Preferred, Voting Preferred and Parity Preferred voting without such a meeting (subject to the provisions of any applicable law), the Corporation may not sell, lease or convey all or substantially all of the assets of the Corporation, or consolidate or merge with or into any other corporation unless, in the case of a consolidation or merger, each holder of shares of Auction Preferred, Voting Preferred and Parity Preferred shall receive, upon such consolidation or merger, an amount in cash equal to the liquidation preference, Merger Premium, if any, and accumulated and unpaid dividends through the date of payment of such shares of Auction Preferred, Voting Preferred and Parity Preferred in exchange for such shares of Auction Preferred, Voting Preferred and Parity Preferred.

(Emphasis added.) Each series of Cumulative Preferred Stock includes an identical Voting Provision, except that the underscored term is replaced by the word "premium."

     The "Merger Premium" is an amount determined by the "Term Selection Agent" in the event it determines that any series of Flexible Rate Auction Preferred Stock should change from a "Short-Term Dividend Period" to a "Long-Term Dividend Period." Such capitalized terms are defined in the terms of the Flexible Rate Auction Preferred Stock. In general, the dividends on the Flexible Rate Auction Preferred Stock are to be reset to market rates by an auction procedure every 49 days. If the Term Selection Agent determines that the most favorable financing alternative for Holdings involves a longer period before the dividend rate is to be reset, it may establish a Long-Term Dividend Period of greater than 49 days, and in doing so may establish an amount above the shares' liquidation preference that is payable in a merger, i.e., the Merger Premium. You have informed us that in each case where the Term Selection Agent has selected a Long-Term Dividend Period for a series of Flexible Rate Auction Preferred Stock, it has not established any Merger Premium. You also have informed us that the Voting Provision and the provisions concerning the determination of the Merger Premium (including the lack of authority in the Term Selection Agent to fix such a premium with respect to Short-Term Dividend Periods) were intended to fix the premium to which investors were entitled in a cash-out merger.

     Each series of Cumulative Preferred Stock, each series of Flexible Rate Auction Preferred Stock, Series L through M, and both series of Flexible Rate Auction Preferred Stock, Series O and Series P (collectively, the "Merger Preference Series") contains the following provision, or one that is substantively similar (the "Merger Preference"):

          In any merger or consolidation of the Corporation with or into any other corporation, including any Affiliate, or a merger or consolidation of any other corporation, including any Affiliate, with or into the Corporation, which merger or consolidation by its terms provides for the payment of only cash to holders of the Auction Preferred, each holder of Auction Preferred shall be entitled to receive an amount equal to the liquidation preference of the shares of Auction Preferred held by such holder, any Merger Premium, plus an amount equal to accumulated and unpaid dividends on such shares to and including the date of payment thereof, and no more, in exchange for such shares of Auction Preferred (a "Cash-Out Merger").

The Merger Preference for each series of Cumulative Preferred Stock provides that in any merger in which cash is paid for that series, the shares of such series must receive their liquidation preference, plus accrued and unpaid dividends.

     Finally, each of the series of Series Preferred Stock contains the following provision or one that is substantively similar (the "Liquidation Preference"):

     Upon the liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of Auction Preferred shall be entitled to receive, out of assets of the Corporation available for distribution to stockholders after satisfying claims of creditors but before any payment or distribution to the Common stock or on any other class of stock ranking junior to the shares of Auction Preferred upon liquidation ("Junior Liquidation Stock"), a liquidating distribution in the amount of $100,000 per share, which shall be the liquidation preference of such shares, plus an amount equal to accumulated and unpaid dividends on each such share (whether or not declared) to and including the date of final dissolution. Unless and until payment in full has been made to holders of shares of Auction Preferred of the liquidating distribution to which they are entitled as provided in this Section 4, no dividends or distributions shall be made to holders of the Common Stock or the Junior Liquidation Stock, no payment or delivery or commitment to make payment or delivery of any money or assets to any Affiliate shall be made and no purchase, redemption or other acquisition for any consideration by the Corporation shall be made in respect of the Common Stock or the Junior Liquidation Stock. After the payment to holders of shares of Auction Preferred of the full amount of the liquidating distributions to which they are entitled pursuant to the second next preceding sentence, holders of the shares of Auction Preferred (in their capacity as such holders) shall have no right or claim to any of the remaining assets of the Corporation.

                                 LEGAL ANALYSIS

     As indicated above, with certain exceptions not relevant here, Section 262 provides for an appraisal by the Court of Chancery of the fair value of shares of a class or series of stock of a constituent corporation in mergers, such as the Merger, effected pursuant to Section 251 of the DGCL. The Delaware Supreme Court has accepted a broad definition of value as that term is used in Section 262:

     The basic concept of value under the appraisal statute is that the stockholder is entitled to be paid for that which has been taken from him, viz., his proportionate interest in a going concern. By value of the stockholder's proportionate interest in the corporate enterprise is meant that true or intrinsic value of his stock which has been taken by the merger. In determining what figure represents this true or intrinsic value, the appraiser and the courts must take into consideration all factors and elements which reasonably might enter into the fixing of value. Thus, market value, asset value, dividends, earning prospects, the nature of the enterprise and any other facts which were known or which could be ascertained as of the date of merger and which throw any light on future prospects of the merged corporation are not only pertinent to an inquiry as to the value of the dissenting stockholders' interest, but must be considered by the agency fixing the value.

Tri-Continental Corp. v. Battye, 74 A.2d 71 (Del. 1950). In particular, the Delaware Court of Chancery has looked to asset value, market value and discounted cash flows when valuing shares under Section 262. See generally, D. Drexler, L. Black & A. Sparks, Delaware Corporation Law and Practice, Section
36.08 (1995).

     In our experience, appraisal cases, for the most part, deal with common stock or with preferred stock that is convertible into common stock. There is a paucity of case law involving appraisal rights of holders of preferred stock that, like the Series Preferred Stock, is not convertible. In our opinion, where an appraisal involves shares of preferred stock that are not convertible and do not participate with the common stock with respect to dividends or upon liquidation, the valuation methodologies commonly applied in appraisal proceedings are largely irrelevant to a determination of the "intrinsic value of [the] stock" converted in a merger. Unlike common stock, nonconvertible, non-participating preferred stock does not entitle a holder to a proportionate interest in the corporate enterprise. Thus, for example, the Flexible Rate Auction Preferred Stock is entitled to "cumulative cash dividends at the Applicable Rate . . . and no more." Similarly, in liquidation, holders of the Flexible Rate Auction Preferred Stock are entitled to a $100,000 per share liquidation preference plus an amount equal to accumulated and unpaid dividends; following such payment upon liquidation, the holders of such shares "shall have no right or claim to any of the remaining assets of the corporation." The terms of the Cumulative Preferred Stock contain similar limitations on residual claims. We believe such contract limitations on the value of preferred stocks such as the Series Preferred Stock account for the paucity of appraisal cases involving such "pure" preferred stock. In our opinion, the fair value of a non-convertible preferred stock that does not participate in the residual claims of the common stock should be viewed as equivalent to the value of the contract rights and preferences attaching to such shares, including dividend, liquidation, redemption and other preferences and rights.

     The decided cases support this view. In Jacques Coe & Co. v. Minneapolis-Moline Co., Del. Ch., 75 A.2d 244 (1950), the court was called upon to value a non-convertible preferred stock. The court approved a valuation which comprised the following elements: asset value of $139.60, which equalled the call price plus dividend arrearages; actual market price of $113; and an "earnings and dividend" factor of $140, which consisted of the five year per share average earnings of the corporation (on the preferred stock only)(1), capitalized by a multiple of 5x. Asset value was weighted 40%, market price 30%, and earnings and dividend value 30%.

     Significantly, the court determined that the call or liquidation price operated as a ceiling on the asset value factor, and in so doing tacitly agreed with a concession by the parties that such price was also a ceiling on the fair value of the preferred stock being appraised. The court stated:

        The preferred stockholders contend that it was error to limit net asset value to the call or liquidation price when the asset value was more than twice that amount. They concede that the final appraised value should not have exceeded the call or liquidation price, but they urged that such a limitation should not have been placed on net asset value which constituted but one element of the appraised value. Obviously the more assets there are, the more the preferred is protected but this should not increase the amount of net assets attributable to the preferred. The appraiser properly limited net asset value to the call or liquidation price where the net assets were substantially in excess of such prices because he was seeking value at a particular time. The stockholders' contention, if here adopted, would result in a distortion of the ultimate value of the preferred stock.

75 A.2d at 247 (emphasis added).

     Dana v. Tri-Continental Corporation, Del. Ch., C.A. 249 (Nov. 12, 1952) (unreported opinion), involved the appraisal of preferred stock of a closed-end investment company, the assets of which consisted essentially of a diversified portfolio of cash, bonds, and preferred and common stocks. The preferred stock preferences included a $5.50 per share annual cumulative dividend and a $110 redemption price, plus arrearages in dividends. The preferred stock was not convertible and there were no dividend arrearages at the time of the merger.

---------------

(1) Earnings divided by total preferred shares outstanding.

     The appraiser discussed at some length the differences between preferred and common stocks. He concluded that it was improper to attempt to create values utilizing the traditional value factors of earnings and assets employed in cases involving common equity and applying them to the preferred stock he was called upon to value. He said:

     A preferred stock is entitled to a fixed and limited participation in assets and earnings, whereas a common stock, being the equity security, has, subject to the rights of the preferred stock, an unlimited right of participation in the assets and earnings of the corporation.

          After the asset value of a preferred stock has reached a certain point, doubling or tripling or quadrupling the asset value will not enhance the value of the preferred stock. Similarly, after the net earnings per share of preferred stock has reached a certain point, further improvement of earnings will not increase the value of the preferred stock. Leaving out of consideration the effect on the value of preferred stock of the right of the corporation to redeem the stock at a fixed price or the right of a preferred holder to convert his shares into common stock, there is a ceiling on the value of preferred stock which is determined by the dividend which the preferred stock is entitled to receive.

Id., Report of Appraiser at 14.

     In addition, although the preferred stock was traded, and thus had a market value, the appraiser declined to give market value separate weight because the announcement of the merger, some four months prior to the merger, affected the market price, and he declined to give weight to an unaffected market price that was four months old.

     The appraiser in Dana thus valued the preferred stock solely on the basis of capitalizing the $5.50 dividend rate. He considered both "asset coverage" and "dividend coverage" in fixing this rate, as well as quality of management. "Asset coverage" was the amount by which the corporation's value, valued on a liquidation basis, exceeded the preferred liquidation obligation. In effect, the appraiser attempted to determine the degree of risk involved in predicting whether the corporation would earn and declare the preference dividend year after year in the future.

     Finally, the appraiser in Dana rejected the argument that preferred shares should be valued at not less than their redemption or voluntary liquidation value, noting that, instead, the corporation's ability to redeem the preferred stock limited its potential value. He wrote:

     In the first place, neither the redemption price nor the liquidation price of a preferred stock is evidence of inherent or affirmative value. By this I mean that neither the redemption nor the liquidation price is a value factor which in and of itself gives value to a preferred stock. Such prices do not operate as a floor to support the value of stock; rather, they operate as a ceiling to limit the stock's potential maximum value. While the redemption price is not necessarily the highest price at which a preferred stock will sell, it is, nonetheless, a very effective brake upon further upward movement of price.

Id., Final Report Appraiser at 2, (emphasis added).

     We believe it is proper to read the Jacques Coe and Dana decisions as indicating that a corporation's right to redeem stock constitutes a limit on the value of that stock. Where the corporation has bargained for the right to redeem such shares at a specific price, it is unlikely that a court would deem the "fair value" to be more, thus permitting the stockholder to receive more than the benefit of its bargain. This view is supported by the prohibition set forth in Section 160(c) of the DGCL, which prohibits corporations from purchasing shares at a price higher than that for which the shares may be redeemed at the corporation's option.

     In our opinion, the methodology followed in valuing the Series Preferred Stock would be similar to that used by the appraiser and confirmed by the Court of Chancery in Dana. In addition, we believe that the Merger Preference, like a right of redemption, should be viewed by a court as limiting the fair value of the Merger Preference Series. Finally, as to the Flexible Rate Auction Preferred Stock, we believe that the intent of the drafters of the Voting Provision would lead a court to conclude that the Merger Premium mechanism limits the fair value of those series in a similar fashion.

     The foregoing analysis is consistent with Delaware cases that construe the rights of holders of preferred stock that are set forth in the certificate of incorporation as strictly contractual rights, the operation of which is not measured by a fiduciary standard. See Jedwab v. MGM Grand Hotels, Inc., 509 A.2d 584 (Del. Ch. 1986); H.B. Korenvaes Investments, L.P. v. Marriott Corporation, Del. Ch., C.A. No. 12922, Allen, C. (July 1, 1993); Rosan v. Chicago Milwaukee Corp., Del. Ch., C.A. No. 10526, Chandler, V.C. (Feb. 6, 1990). Such rights are subject to strict construction. See, e.g., Waggoner v. Laster, 581 A.2d 1127 (Del. 1990). Since Holdings obtained an explicit and absolute contractual right at all times to avail itself of the Merger Preference for each series of the Merger Preference Series, it appears to us, under the principles discussed above, that those amounts limit the intrinsic value of the shares of such series. Furthermore, as noted above, you have informed us that the provisions involving Merger Premiums were intended to establish a limit on the amount to which investors were entitled if Holdings "called" the shares early by way of a merger. It would appear directly to contradict this intent to permit the holders to argue that the "fair value" of their shares includes a premium, even though they purchased shares with a "Merger Premium" explicitly set at zero.

                  ASSUMPTIONS, LIMITATIONS AND QUALIFICATIONS

     Our opinion is limited in all respects to the Delaware General Corporation Law and, in particular, to the provisions of Section 262 of that statute dealing with appraisal rights.

     We have assumed that any appraisal proceeding instituted in connection with the Merger would be brought by Holdings or by a stockholder of Holdings who made a proper demand for appraisal and who is otherwise entitled to appraisal rights and who has otherwise complied with the provisions of subsections (a) and (d) of
Section 262.

     We call to your attention that predictions as to the outcome of any litigation, including appraisal proceedings, particularly where no proceeding has, in fact, been commenced, is uncertain, and that a court conducting an appraisal proceeding would not necessarily follow or consider this opinion or the reasoning set forth herein.

     We also call to your attention that we are not experts in the valuation of corporations or assets or securities thereof, and that this opinion should not be relied upon by you or any other person as purporting to represent such a valuation.

     Our opinion is based solely on our review of the documents and information provided to us, and the assumptions recited herein, and we have undertaken no independent investigation with respect thereto.

     Our belief that the fair value of the shares of Series Preferred Stock in an appraisal proceeding would be calculated and limited in the manner set forth above is based on the contract interpretation and your description of intent set forth above.

     The admission by a court, under traditional evidentiary rules, of parole evidence, separate writings or other extrinsic evidence inconsistent with the interpretations set forth herein could lead to a conclusion different from that set forth herein.

     This opinion has been delivered solely for your benefit in connection with the transactions contemplated by the Merger Agreement and may not be relied upon by any other person or entity without our prior written consent.
                                          Very truly yours,

                                          /s/ MORRIS, NICHOLS, ARSHT & TUNNELL

                                          MORRIS, NICHOLS, ARSHT & TUNNELL